SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

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IOMEGA CORPORATION

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

IOMEGA CORPORATION

(NAME OF PERSON(S) FILING PROXY STATEMENT)

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IOMEGA CORPORATION

10955 Vista Sorrento Parkway

San Diego, California 92130

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Tuesday, May 25, 2004

To the Stockholders of Iomega Corporation:

The 2004 Annual Meeting of Stockholders of Iomega Corporation will be held on Tuesday, May 25, 2004, at the Doubletree Hotel San Diego/Del Mar, 11915 El Camino Real, San Diego, California 92130. The meeting will begin at 10:00 a.m., local time. At the meeting, stockholders will act on the following matters:

1.	Election of six directors for a one-year term;

2.	Approval of an amendment to the 1987 Stock Option Plan;

3.	Approval of an amendment to the Second Amended and Restated 1995 Director Stock Option Plan; and

4.	Any other business that may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Your vote is important regardless of the number of shares that you own. Kindly sign, date and return the enclosed proxy card, or follow the instructions provided for voting by phone or via the Internet, if applicable.

By order of the Board of Directors,

Thomas D. Kampfer, Secretary

April 14, 2004

San Diego, California

The meeting will be accessible via webcast through our Internet home page at www.iomega.com. Those people accessing the webcast can view the slides and hear the accompanying audio, but will not be able to ask questions or otherwise participate during the meeting.

In addition to our Proxy Statement and Annual Report mailing, there are other avenues for communication open to you throughout the year, including our Internet home page (www.iomega.com) and our Investor Information Line (1-801-332-3585).

PROXY STATEMENT—2004 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement contains information about the 2004 Annual Meeting of Stockholders of Iomega Corporation (the “Annual Meeting”). The meeting is scheduled to be held on Tuesday, May 25, 2004, at 10:00 a.m., local time, at the Doubletree Hotel San Diego/Del Mar, 11915 El Camino Real, San Diego, California 92130.

This Proxy Statement is furnished in connection with the solicitation of proxies by Iomega’s Board of Directors. Our 2003 Annual Report on Form 10-K will be first mailed to stockholders, along with these proxy materials, on or about April 14, 2004.

GENERAL INFORMATION ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting accompanying this Proxy Statement. In addition, management will report on Iomega’s performance during 2003 and respond to questions from stockholders.

Who can vote?

In order to vote, you must have been a stockholder of record at the close of business on March 29, 2004 (which is referred to as the “record date”). If your shares are owned of record in the name of a broker or other nominee, you should follow the voting instructions provided by your nominee.

On the record date, there were 51,547,960 shares of Iomega’s common stock issued, outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter to be voted upon.

How do I vote?

Votes may be cast by the following methods:

Voting by Proxy Card. You may vote by completing and returning the enclosed proxy card. Your proxy will be voted in accordance with your instructions. If you do not specify a choice on any of the matters described in this Proxy Statement, your proxy will be voted “FOR” that matter.

Voting by Phone or the Internet. If your shares are registered in the name of a broker or other nominee, your nominee may be participating in a program provided through ADP Investor Communication Services that allows you to vote by phone or the Internet. If so, the voting form your nominee sent you will provide phone and Internet voting instructions.

Voting in Person. If you attend the meeting, you may deliver your completed proxy card in person, or you may vote by completing a ballot, which will be available at the meeting. Attendance at the meeting will not, by itself, result in the revocation of a previously submitted proxy. Even if you are planning to attend the meeting, we encourage you to submit your proxy in advance to ensure the representation of your shares at the meeting.

Can I change my vote?

You may change your vote, whether it was given by proxy card, phone or the Internet, by:

•	delivering a written revocation to the Secretary of Iomega;

•	submitting a subsequently dated proxy, including by phone or the Internet; or

•	voting in person at the meeting.

The last vote you submit chronologically (by any means) prior to the closing of the polls at the meeting will supercede your prior vote(s).

What constitutes a quorum?

In order for business to be conducted at the meeting, a quorum must be present. A quorum consists of the holders of a majority of the shares of common stock issued and outstanding on the record date and entitled to vote.

Shares of common stock represented in person or by proxy (including shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for purposes of determining whether a quorum exists. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

What vote is required to approve each item?

Election of Directors. The nominees receiving the highest number of votes, whether or not a majority of the total number of votes cast, will be elected.

Other Matters. The affirmative vote of the holders of a majority of the shares of common stock voting on the matter is required to approve the other matters scheduled to be voted on at the meeting.

How will votes be counted?

Shares that (1) abstain from voting on a particular matter or (2) are held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote on a particular matter (“broker non-votes”) will not be voted in favor of, or considered as votes cast with respect to, that matter. Accordingly, abstentions and broker non-votes will have no effect on the election of directors or the other matters scheduled to be voted on at the meeting.

Are there other matters to be voted on at the meeting?

The Board of Directors does not know of any other matters that may come before the meeting. Under Iomega’s Bylaws, the deadline for stockholders to notify Iomega of any proposals or director nominations to be presented for action at the Annual Meeting has passed. If any other matters are properly presented at the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment.

ITEM ONE—ELECTION OF DIRECTORS

The first agenda item to be voted on is the election of Directors. The Board has nominated six Directors, each of whom is currently serving as a Director of Iomega, and recommends that you vote FOR such nominees.

The Board of Directors currently consists of nine members. Three of these nine Directors are not standing for re-election. Iomega’s long-time Chairman, David J. Dunn, has decided to retire from the Board after more than 23 years of service. Jonathan S. Huberman and Neal J. Martini are also retiring from the Board. Effective as of the Annual Meeting, the Board has reduced the number of directors from nine to six. The persons named in the enclosed proxy will vote to elect the six nominees named below as Directors unless you withhold authority to vote for the election of one or more of the nominees by marking the proxy to that effect. Each of the nominees has indicated his or her willingness to serve, if elected, but if any of the nominees should be unable or unwilling to serve, proxies may be voted for a substitute nominee designated by the Board of Directors.

Nominees for Director:

Robert P. Berkowitz (Age 68)—Director since 1983

From 1961 to 1972, Mr. Berkowitz held a variety of management assignments with Computer Control Company and later with Honeywell Corporation after it acquired Computer Control. From 1972 to 1984, Mr. Berkowitz was Vice President of Manufacturing for Prime Computer. Specializing in asset management techniques, he installed just-in-time inventory systems, automated production techniques and established offshore production facilities. From 1985 to 1988, Mr. Berkowitz served as President and Chief Executive Officer of Ontologic, a closely held company which developed an object-oriented database management software system with a proprietary object language. In 1991, he was appointed to the Board of Directors of CimTelligence Systems, a closely held developer of process planning software, and subsequently was appointed its President and Chief Executive Officer, holding that position until March 1992. Since that time, Mr. Berkowitz has been a private investor.

Mr. Berkowitz has served on several nonprofit organization boards and currently is a board member for the New England Aftercare Ministries in Framingham, Massachusetts.

Bruce B. Darling (Age 51)—Director since February 2004

Mr. Darling has held various positions within the University of California system from 1980 to date. From 2000 to 2002, he served as Senior Vice President, University and External Relations.

In 2002, he was appointed Senior Vice President, University Affairs. In this role, he is responsible for the University’s external relations programs as well as for integrating internal and external administrative, planning and policy activities across all areas of the University. In 2003, he also served for ten months as Interim Vice President, Laboratory Management, in which capacity he was responsible for the University’s management oversight of three national laboratories for the U.S. Department of Energy and National Nuclear Security Administration.

Stephen N. David (Age 55)—Director since 2002

Mr. David has been with Procter & Gamble, a multi-national manufacturer of family, personal and household care products, for more than thirty years, starting as a sales representative in 1970. In 1982, as Senior Project Manager, Country Services, Mr. David led the deployment of the first personal computers for Procter & Gamble. In 1986, he was appointed Country Manager, P&G Hellas (Greece) and in 1989, General Manager (Arabian Peninsula). Since his return to the United States in 1992, he has assumed executive positions with increasing responsibilities. His experience in line management and customer business development combined with his involvement with information technology led to his being named Chief Information Officer and Business-to-Business Officer in July 2000.

Mr. David is a member of several advisory boards and commissions.

Margaret L. Hardin (Age 31)—Director since February 2004

Ms. Hardin was employed by Procter & Gamble in the capacity of Global Oral Care Finance Manager from 1996 to 2000. In April 2000, she became Executive Vice President and Chief Financial Officer of Munchkin, Inc., a designer, developer, manufacturer and distributor of baby and toddler care products.

Ms. Hardin received her BBA (Economics and Business Computer Systems) from New Mexico State University and her MBA (Finance and Accounting Concentrations) from the University of Chicago, Graduate School of Business. She is a Certified Managerial Accountant (CMA).

Werner T. Heid (Age 45)—Director since 2000

Mr. Heid was employed for 12 years at Hewlett-Packard Company, a global provider of computer and imaging solutions and services, where he held a variety of management positions.

In May 1998, Mr. Heid was appointed President of Proxima Corporation, a wholly owned subsidiary of ASK asa, a developer, manufacturer and marketer of multimedia projection products. ASK and Proxima were acquired by InFocus Corporation in June 2000.

From June 2000 to June 2001, Mr. Heid was Executive Vice President, Worldwide Sales, Marketing, Product Strategy and Services of InFocus Corporation, a designer and manufacturer of digital multimedia projectors and services.

Mr. Heid has served as the President and Chief Executive Officer of Iomega since June 2001.

John E. Nolan (Age 76)—Director since 2001

After graduating from law school, Mr. Nolan served as a law clerk for Justice Clark, Supreme Court of the United States. In 1956, Mr. Nolan joined the Washington, D.C. law firm of Steptoe & Johnson and is currently a partner in the firm. In 1963 and 1964, he was the Administrative Assistant to Attorney General Robert F. Kennedy and thereafter returned to Steptoe & Johnson.

Mr. Nolan has appeared before the Supreme Court to argue cases ranging from constitutional issues of absolute presidential immunity to questions of punitive damages and preemption under the Federal pension statute ERISA. He has served as counsel for Chrysler Corporation and Ford Motor Company in major environmental cases, for the Alyeska Pipeline Service Company in the Trans-Alaska Pipeline case, and for the New York Stock Exchange.

Mr. Nolan is currently a mediator and arbitrator of major business disputes. He is on the CPR Panel of Distinguished Neutrals and serves as a mediator for the U.S. Court of Appeals for the D.C. Circuit. He has been a director of Hooper Holmes, Inc. since 1972.

Directors Whose Terms Will End at the Annual Meeting:

David J. Dunn (Age 73)—Director since 1980

Mr. Dunn organized Idanta Partners Ltd., a venture capital firm, in 1971. As a venture capitalist, Mr. Dunn has participated in the financing of many companies and served on numerous boards. He provided start-up capital for Storage Technology Corporation and was a director of that company for more than 15 years. Idanta Partners also provided all of the outside start-up capital for Prime Computer, and Mr. Dunn served as Chairman of Prime from its inception for more than 15 years. Mr. Dunn’s firm invested all of the outside capital for the start-up of Iomega, and he has been Chairman of the Board of Iomega since its incorporation in 1980. Mr. Dunn also serves as a director of several privately-held companies.

Mr. Dunn served as President and Chief Executive Officer of Iomega at various times in 1999 and 2000 while searches for a president and chief executive officer were being conducted.

Jonathan S. Huberman (Age 38)—Director since 1999

Mr. Huberman has been a general partner of Idanta Partners Ltd., a private venture capital partnership making strategic investments in public and private enterprises primarily in the high technology sector, since 1997. Prior to joining Idanta Partners in 1995, Mr. Huberman was a case leader with the Boston Consulting Group (“BCG”), a strategy management consulting firm. At BCG, he focused on high technology and consumer products industries and advised clients on issues such as corporate and business unit strategy, marketing strategy, new product development and reengineering.

Mr. Huberman also serves as a director of several privately-held companies.

Neal J. Martini (Age 57)—Director since 2002

Mr. Martini spent more than 23 years with the Hewlett-Packard Company, a global provider of computer and imaging solutions and services (“HP”). Mr. Martini was most recently Vice President and General Manager of the LaserJet business unit of HP with worldwide responsibility for product development, manufacturing, distribution, marketing and sales for monochrome LaserJet printers, color LaserJet printers and associated supplies. This business unit had $10 billion in revenue and employed more than 2,800 people. Mr. Martini’s previous positions with HP included General Manager of the Color LaserJet and Supplies Division located in Boise, Idaho, Manager of the Research and Development Laboratory, San Diego Division, and other leadership positions in research and development. He retired from HP in 2001.

Mr. Martini is currently an independent researcher/consultant and private Investor.

STOCK OWNERSHIP INFORMATION

Ownership by Management and Principal Stockholders

The following table contains information regarding beneficial ownership of Iomega’s common stock on March 29, 2004, by each Director, certain executive officers and the holders of more than five percent of Iomega’s outstanding common stock known to Iomega. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”). Shares of common stock subject to options that are presently exercisable or exercisable within 60 days of March 29, 2004, are deemed outstanding for the purpose of computing the percentage ownership of the person holding the options, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Information for holders of more than five percent of Iomega’s common stock is based on their Schedule 13G filings with the SEC for the period ended December 31, 2003.

Beneficial Owner	Shares Owned (1)	Shares Acquirable Within 60 Days	Total Beneficial Ownership	Percent Owner- Ship
Wellington Management Company, LLP 75 State Street Boston, MA 02109	3,769,700	0	3,769,700	7.3%
Dimensional Fund Advisors Inc. 1299 Ocean Avenue Santa Monica, CA 90401	2,768,180	0	2,768,180	5.3%
Robert P. Berkowitz	7,380	9,995	17,375	*
Bruce B. Darling	0	0	0	—
Stephen N. David	1,000	4,000	5,000	*
David J. Dunn (2)	18,982	29,088	48,070	*
Margaret L. Hardin	0	0	0	—
Jonathan S. Huberman	0	12,000	12,000	*
Neal J. Martini	0	2,000	2,000	*
John E. Nolan	40,000	6,000	46,000	*
Werner T. Heid	0	139,000	139,000	*
Anna L. Aguirre	0	15,000	15,000	*
Sean P. Burke	0	21,250	21,250	*
Thomas D. Kampfer	0	11,000	11,000	*
Mahmoud E. Mostafa (3)	0	0	0	—
Barry Zwarenstein	0	42,500	42,500	*
All Directors and Executive Officers as a group (15 persons) as of March 29, 2004	67,362	313,083	380,445	*

*	Less than 1%
(1)	For each person, the “Shares Owned” column may include shares attributable to the person because of that person’s voting or investment power or other relationship.

(2)	Held by a family trust of which Mr. Dunn is trustee.

(3)	Mr. Mostafa’s employment terminated in October 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

To Iomega’s knowledge, and based on a review of reports and written representations submitted to Iomega, all reports regarding beneficial ownership of securities of Iomega required to be filed under Section 16(a) of the Exchange Act for the 2003 fiscal year were timely filed with the SEC with the exception of one Form 4 filed by Mr. Dunn in his capacity as a General Partner of Idanta Partners, Ltd., reporting 24 sale transactions. The Form 4 was submitted electronically for filing, but the filing was not timely completed due to an Internet transmission error. The Form 4 was promptly resubmitted when the error was discovered approximately two weeks later.

BOARD COMMITTEES

Corporate Governance Policies

Iomega has always believed that good corporate governance practices are important to ensure that Iomega is managed for the long-term benefit of its stockholders, employees and customers. We have reviewed our existing governance policy, which was originally adopted in 1998, and practices in conjunction with the provisions of the Sarbanes-Oxley Act of 2002, the listing standards of the New York Stock Exchange (“NYSE”), and new rules and regulations of the SEC.

In February 2004, the Board of Directors adopted revised Corporate Governance Guidelines along with revised charters for each of the Audit, Compensation, and Nominating and Governance Committees. These charters, together with the Corporate Governance Guidelines, the Ethics and Compliance Committee Charter and Iomega’s Code of Conduct, can be accessed at www.iomega.com. Alternatively, you can request a copy of any of these documents by writing to Iomega Corporation, c/o Corporate Secretary, 10955 Vista Sorrento Parkway, San Diego, CA 92130.

Board Determination of Independence

Under the New York Stock Exchange rules that become applicable to Iomega on the date of the Annual Meeting, a Director of Iomega will only qualify as “independent” if the Board of Directors affirmatively determines that he or she has no material relationship with Iomega (either directly or as a partner, shareholder or officer of an organization that has a relationship with Iomega). The Board of Directors has established guidelines to assist it in determining whether a Director has a material relationship with Iomega. Under these guidelines, a Director will be considered to have a material relationship with Iomega if he or she is not independent under Section 303A.02(b) of the NYSE Listed Company Manual or he or she:

•	is an executive officer of another company which is indebted to Iomega, or to which Iomega is indebted, and the total amount of either company’s indebtedness to the other is more than 1% of the total consolidated assets of the company for which he or she serves as an executive officer; or

•	serves as an officer, director or trustee of a charitable organization and Iomega’s discretionary charitable contributions to the organization are more than the greater of $1 million or 2% of that organization’s total annual charitable receipts.

Ownership of a significant amount of Iomega’s stock, by itself, does not constitute a material relationship.

For relationships not covered by the guidelines set forth above, the determination of whether a material relationship exists is made by the other members of the Board of Directors who are independent.

The Board of Directors has determined that none of Messrs. Berkowitz, Darling, David or Nolan, or Ms. Hardin has a material relationship with Iomega and that each of these Directors is “independent” as determined under Section 303A.02(b) of the NYSE Listed Company Manual.

Board Meetings and Attendance

During 2003, the Board of Directors met seven times, either in person or by telephone. Each Director attended at least 75% of the aggregate of the number of Board meetings and the number of meetings held by all committees on which he then served with one exception. Mr. David attended 100% of the Board meetings and 50% of the Compensation Committee meetings.

Attendance at Annual Meeting of Stockholders

Iomega’s Corporate Governance Guidelines provide that Directors are expected to attend the annual meeting of stockholders. All Directors attended the 2003 annual meeting of stockholders, including one Director who attended by conference telephone.

The Board of Directors has established four standing committees—Audit, Compensation, Ethics and Compliance, and Nominating and Corporate Governance—each of which operates under a charter that has been approved by the Board. Current copies of each committee’s charter are posted on the Investor Relations section of Iomega’s website, www.iomega.com. In addition, a copy of the Audit Committee charter, as in effect on the date of this Proxy Statement, is attached as Appendix A.

The Board of Directors has determined that all of the members of each of the Board’s four standing committees are independent as defined under the new rules of the New York Stock Exchange that become applicable to Iomega on the date of the Annual Meeting. In the case of the Audit Committee, all members meet the independence requirements contemplated by Rule 10A-3 under the Exchange Act, with the exception of Mr. Huberman who is retiring from the Board as of the date of the Annual Meeting. In addition, all of the members of the Audit Committee are independent as defined by the rules of the NYSE that apply to Iomega until the date of the Annual Meeting.

Audit Committee

Among other things, the Audit Committee’s responsibilities include:

•	recommending the appointment of, evaluating, overseeing the work of, and setting the compensation of, the independent auditors;

•	reviewing the quality control procedures and assessing the independence of the independent auditors;

•	pre-approving all audit and non-audit services to be provided to Iomega (except that de minimis non-audit services may instead be approved in accordance with applicable rules of the SEC);

•	reviewing and discussing with management and the independent auditors the annual and quarterly financial statements and related disclosures;

•	preparing the annual Audit Committee report to be included in the Proxy Statement as required by SEC rules;

•	monitoring Iomega’s internal control over financial reporting and disclosure controls and procedures; and

•	overseeing Iomega’s internal audit function and discussing risk management policies.

The Board of Directors has determined that Mr. Berkowitz is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K.

In making its determination, the Board of Directors considered Mr. Berkowitz’s forty years of business experience, including his significant operational responsibility involving the design and operation of complex cost accounting systems, his various executive and chief executive officer positions, his experience as a public company audit committee member and committee chairman, and his experience supervising a public company internal audit function. Please see “Nominees for Director—Robert P. Berkowitz” for more information on Mr. Berkowitz’s business experience.

The members of the Audit Committee are Messrs. Berkowitz (Chairman), Huberman, Martini and Ms. Hardin. The Audit Committee met nine times during 2003.

Compensation Committee

Among other things, the Compensation Committee’s responsibilities include:

•	annually reviewing and making recommendations to the independent members of the Board with respect to the CEO’s compensation;

•	reviewing and approving the compensation of Iomega’s other officers;

•	assisting in the evaluation of Iomega’s senior executives;

•	overseeing and administering Iomega’s cash and equity incentive plans;

•	reviewing and making recommendations to the Board with respect to director compensation; and

•	preparing the annual Compensation Committee report to be included in the Proxy Statement as required by SEC rules.

The members of the Compensation Committee are Messrs. David (Chairman), Dunn, Huberman and Nolan. The Compensation Committee met twice during 2003.

Ethics and Compliance Committee

Among other things, the Ethics and Compliance Committee’s responsibilities include:

•	monitoring, overseeing and reviewing compliance by Iomega’s directors, officers and employees regarding Iomega’s Ethics Policies;

•	reviewing allegations of violations of the Ethics Policies and making appropriate recommendations thereafter;

•	making recommendations on the interpretation and enforcement of the Ethics Policies; and

•	monitoring compliance with the Ethics Policies in relation to issues of accounting, disclosure or regulations.

The members of the Ethics and Compliance Committee are Messrs. Nolan (Chairman), Martini and Darling. The Committee met once during 2003.

Nominating and Corporate Governance Committee

Among other things, the Nominating and Corporate Governance Committee’s responsibilities include:

•	establishing criteria for the selection of directors and identifying individuals qualified to become Board members;

•	recommending to the Board the persons to be nominated for election as directors;

•	developing and recommending to the Board corporate governance guidelines;

•	overseeing an annual evaluation of the Board and its committees;

•	assisting in the evaluation of Iomega’s senior executives; and

•	reviewing and making recommendations to the Board with respect to management succession planning.

The members of the Nominating and Corporate Governance Committee are Messrs. Dunn (Chairman), Berkowitz, Nolan and David. The Nominating and Corporate Governance Committee met once during 2003.

Director Candidates

The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the Committee and the Board.

In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating and Corporate Governance Committee will apply the criteria set forth in Iomega’s Criteria for Nomination as a Director. These criteria include: a reputation for integrity, honesty and adherence to high ethical standards; the demonstrated background, skills, expertise and judgment to make significant long-term contributions to the Board, to Iomega and its stockholders; a commitment to understand Iomega and its industry and sufficient time available to prepare for and regularly attend and actively participate in meetings of the Board and its committees; and non-employee nominees should be independent and not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all Iomega’s stockholders and to fulfill the responsibilities of a director. The Committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for each prospective nominee. Iomega believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of Iomega’s common stock for at least one year as of the date such recommendation is made, to Nominating and Corporate Governance Committee, c/o Corporate Secretary, Iomega Corporation, 10955 Vista Sorrento Parkway, San Diego, CA 92130. Assuming that appropriate biographical and background material have been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If the Board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on Iomega’s proxy card for the next annual meeting.

Stockholders also have the right under Iomega’s Bylaws to directly nominate director candidates, without any action or recommendation on the part of the Committee or the Board, by following the procedures set forth in the section entitled “Additional Information” under the paragraph labeled “Advance Notice Procedures.” Candidates nominated by stockholders in accordance with the procedures set forth in the Bylaws will not be included on Iomega’s proxy card for the next annual meeting.

At the Annual Meeting, stockholders will be asked to consider the election of Bruce B. Darling and Margaret L. Hardin who were appointed to the Board in February 2004 and who are being nominated for election for the first time. Mr. Darling and Ms. Hardin were proposed to the Nominating and Corporate Governance Committee by a non-management Director.

Communicating with the Independent Directors

The Board will give appropriate attention to written communications that are submitted by stockholders and other interested parties, and will respond if and as appropriate. The Lead Director (who is the Chairman of the Board, when the Chairman of the Board is independent), with the assistance of Iomega’s General Counsel, is primarily responsible for monitoring communications from stockholders and other interested parties and for providing copies or summaries to the other Directors as he or she considers appropriate.

As provided in the Corporate Governance Guidelines approved by the Board of Directors, communications are forwarded to all Directors if they relate to important substantive matters and include suggestions or comments that the Lead Director considers to be important for the Directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances or matters as to which Iomega tends to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to the Board should address such communications to Board of Directors, c/o General Counsel, Iomega Corporation, 10955 Vista Sorrento Parkway, San Diego, CA 92130, or via email to boardofdirectors@iomega.com.

DIRECTOR COMPENSATION

Iomega’s non-employee Directors receive certain fees for their services on the Board of Directors and its committees. In addition, all non-employee Directors are reimbursed for out-of-pocket expenses incurred in connection with Iomega’s business activities. Effective December 1, 2003, the Board of Directors approved a downward adjustment in Board and Committee compensation. The fees paid to non-employee Directors during 2003 (through December 1, 2003) and the fee schedule currently in effect are set forth below:

	2003 Fees	Current Fees
Annual Retainer:
Chairman of the Board (receives no other committee or meeting fees)	$200,000	$100,000
Other Non-Employee Directors	$30,000	$20,000

Committee Fees:
Chairman of the Audit Committee	$50,000	$33,000
Chairman of the Ethics and Compliance Committee	$15,000	$10,000
Chairman of the Compensation Committee	$25,000	$16,667
Members of the Audit Committee	$10,000	$6,667
Members of the Compensation Committee	$7,500	$5,000
Other Members of a Standing Committee (other than the Nominating and Governance Committee)	$5,000	$3,333

Meeting Fees:
Board Meeting	$3,000	$2,000
Committee Meeting (Not paid if meeting fees exceed $5,500 in 2003 or $3,667 currently for same two-day period)	$2,500	$1,667
Per Board or Committee Meeting by Teleconference	$750	$500

There are no committee or meeting fees with respect to the Nominating and Governance Committee.

Non-employee Directors are eligible to receive options under Iomega’s 1995 Director Stock Option Plan (“Director Plan”). Options granted under the Director Plan vest over five years and have an exercise price equal to the fair market value of the common stock on the date of grant. On initial election to the Board, each Director receives an option for 10,000 shares. After the initial option fully vests, the Director is eligible to receive an option for 2,000 shares on each anniversary of the Director’s initial election. In 2003, Messrs. Berkowitz and Dunn each received an annual grant of an option to purchase 2,000 shares of Iomega common stock at an exercise price of $9.425 per share. Mr. Darling and Ms. Hardin each received an option to purchase 10,000 shares at the time of their initial appointment to the Board in February 2004. These options have an exercise price of $6.255 per share.

EXECUTIVE COMPENSATION

Summary Compensation

The following table contains information concerning the chief executive officer of Iomega during 2003, the four most highly compensated executive officers of Iomega during 2003 who were serving as executive officers on December 31, 2003, and one other executive officer who ceased serving as such during 2003 (the “Named Executive Officers”), as required under applicable rules of the SEC.

Summary Compensation Table

		Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus (1)	Other Annual Compensation (2)		Shares Underlying Options (3)	All Other Compensation (4)
Werner T. Heid (5) President and Chief Executive Officer	2003 2002 2001	$513,365 473,173 246,634	$905,000 615,709 446,634	$	— — —	— — 200,000	$7,500 6,900 15,125

Anna L. Aguirre (6) Vice President, Human Resources and Facilities	2003 2002 2001	$200,961 190,000 81,186	$301,000 82,612 33,500	$	— — —	— — 30,000	$7,500 6,900 5,500

Sean P. Burke (7) Vice President, General Manager, Mobile and Desktop Solutions	2003 2002 2001	$271,153 — —	$136,000 — —		$46,652 — —	85,000 — —	— — —

Thomas D. Kampfer (8) Vice President, General Counsel and Secretary	2003 2002 2001	$268,270 254,423 101,769	$392,000 119,842 48,296	$	— — —	— — 42,000	$7,500 6,900 —

Mahmoud E. Mostafa (9) Former Executive Vice President, Operations and R&D	2003 2002 2001	$315,102 349,970 80,769	$165,000 247,293 206,680		— — —	— — 100,000	$596,378 6,900 —

Barry Zwarenstein (10) Vice President, Finance, and Chief Financial Officer	2003 2002 2001	$330,000 329,999 48,029	$346,500 197,291 29,815		$65,180 80,306 —	— — 85,000	$7,500 6,900 —

(1)	As described in more detail in notes (5), (6), (8) and (10), this column includes amounts under the Management Incentive Plan established in 2003 (the “MIP”) that were awarded for the 2003-2005 Plan Period, but which were not vested or paid at the end of fiscal year 2003.

(2)	In accordance with SEC rules, other compensation in the form of perquisites and other personal benefits has been omitted in those instances where the aggregate of such perquisites and other personal benefits did not exceed the lesser of $50,000 or ten percent of the total of annual salary and bonus for the Named Executive Officer for such year.

(3)	Reflects the number of shares covered by options to purchase common stock granted during the year indicated. Iomega has never granted stock appreciation rights.

(4)	For the fiscal year 2003, this column represents Iomega’s matching contribution under the Iomega Retirement and Investment Savings Plan except as detailed in note 9.

(5)

Mr. Heid commenced employment in June 2001. Salary for 2003 includes $36,538 for excess accrued personal time off that was sold back to Iomega. Bonus for 2003 consists of $475,000 under the Incentive Bonus Plan (“IBP”) and $430,000 as his incentive award for the 2003-2005 Plan Period under the MIP. The MIP award vests in two equal annual increments. One-half of this award, or $215,000, vested and was paid in January 2004, and the other half of this award will vest and be paid in January 2005, subject to Mr. Heid’s continued employment with Iomega and the other terms and conditions of the MIP.

(6)	Ms. Aguirre commenced employment in July 2001. Salary for 2003 includes $10,961 for excess accrued personal time off that was sold back to Iomega. Bonus for 2003 consists of $76,000 under the IBP and $225,000 as her incentive award for the 2003-2005 Plan Period under the MIP. The MIP award vests in two equal annual increments. One-half of this award, or $112,500, vested and was paid in January 2004, and the other half of this award will vest and be paid in January 2005, subject to Ms. Aguirre’s continued employment with Iomega and the other terms and conditions of the MIP.

(7)	Mr. Burke commenced employment in January 2003 and received an initial hiring bonus of $70,000 and a guaranteed bonus of $66,000. He also was reimbursed for relocation expenses when he joined Iomega, and this amount is reflected under “Other Annual Compensation.”

(8)	Mr. Kampfer commenced employment in July 2001. Salary for 2003 includes $10,000 for excess accrued personal time off that was sold back to Iomega. Bonus for 2003 consists of $117,000 under the IBP and $275,000 as his incentive award for the 2003-2005 Plan Period under the MIP. The MIP award vests in two equal annual increments. One-half of this award, or $137,500, vested and was paid in January 2004, and the other half of this award will vest and be paid in January 2005, subject to Mr. Kampfer’s continued employment with Iomega and the other terms and conditions of the MIP.

(9)	Mr. Mostafa’s employment terminated in October 2003. His incentive award for the 2003-2005 Plan Period under the MIP was $165,000, but as a result of his employment termination, the entire award was forfeited and will not be paid.

In addition to Iomega’s contribution of $7,500 to the Iomega Retirement and Investment Savings Plan, the amount in the column for “All Other Compensation” includes the amounts to be paid in connection with the severance arrangement set forth in Mr. Mostafa’s employment agreement. Mr. Mostafa will receive an amount equal to twelve months of his base salary at the time of termination (which was without cause), or $350,000, plus his target IBP bonus of $227,500, payable in biweekly installments. He also received a lump sum for health benefits in the amount of $11,378.

(10)	Mr. Zwarenstein commenced employment in October 2001. Bonus for 2003 consists of $181,500 under the IBP and $165,000 as his incentive award for the 2003-2005 Plan Period under the MIP. The MIP award vests in two equal annual increments. One-half of this award, or $82,500, vested and was paid in January 2004, and the other half of this award will vest and will be paid in January 2005, subject to Mr. Zwarenstein’s continued employment with Iomega and the other terms and conditions of the MIP.

Mr. Zwarenstein is reimbursed for travel expenses to his home in Northern California and for living expenses while he is in San Diego; the amount indicated under “Other Annual Compensation” includes a gross-up amount for taxes.

Option Grants

The following table contains information about options granted to the Named Executive Officers during 2003 and the potential realizable value of those options as determined in accordance with SEC rules.

Option Grants in Last Fiscal Year

Individual Grants
	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share (1)	Expiration Date (2)	Potential Realizable Value at Assumed Annual Rates of Stock Appreciation for Option Term (3)
					5%	10%
Anna L. Aguirre	-0-	—	—	—	—	—
Sean P. Burke (4)	85,000	68%	$4.295	01/27/13	$229,593	$581,835
Werner T. Heid	-0-	—	—	—	—	—
Thomas D. Kampfer	-0-	—	—	—	—	—
Mahmoud E. Mostafa	-0-	—	—	—	—	—
Barry Zwarenstein	-0-	—	—	—	—	—

(1)	On the grant date, the exercise price for Mr. Burke’s option was equal to $9.295, the fair market value of the common stock on the date of grant. This exercise price was subsequently adjusted in October 2003, as required under the relevant plan provisions, to $4.295 as a result of a special one-time $5.00 per share cash dividend declared by the Board of Directors.

(2)	Outstanding options are subject to acceleration or cash-out of the value of the outstanding options if such options are not assumed or substituted upon an acquisition event. In addition, in the event of an acquisition event, one-half of the shares subject to the agreement which are not by their terms then exercisable, become immediately exercisable, with the remaining shares becoming exercisable in accordance with the original vesting schedule, except that all shares will vest two years after the acquisition event or earlier if the optionholder’s employment is terminated without cause or if the optionholder terminates employment for good reason. An “acquisition event” is defined as (a) any merger or consolidation which results in the voting securities of Iomega outstanding immediately prior to such event representing less than 50% of the combined voting power of the voting securities of Iomega or the surviving or acquiring entity outstanding immediately after such merger or consolidation; (b) any sale of all or substantially all of the assets of Iomega; or (c) the acquisition of beneficial ownership of securities of Iomega representing 50% or more of the combined voting power of Iomega’s then outstanding securities by any person.

(3)	Represents hypothetical gains that could be achieved for the option if exercised at the end of the option term. These gains are disclosed as required under SEC rules and are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date of grant to the date of expiration. Actual gain upon exercise, if any, will depend on the future performance of the common stock, the optionee’s continued employment with Iomega and the date on which the option is exercised.

(4)	This option vests in four equal annual installments of 25% each beginning the first anniversary of the grant date.

Option Exercises and Year-End Values

The following table contains information regarding options exercised by the Named Executive Officers during 2003 and options held by the Named Executive Officers on December 31, 2003.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

	Shares Acquired On Exercise	Value Realized (2)	Number of Shares Underlying Unexercised Options at Fiscal Year-End	Value of Unexercised In-the-Money Options at Fiscal Year-End (1)
Name			Exercisable/Unexercisable	Exercisable/Unexercisable
Anna L. Aguirre	0	—	15,000/15,000	$48,000/48,000
Sean P. Burke	0	—	0/85,000	$0/143,225
Werner T. Heid	0	—	139,000/71,000	$551,950/278,050
Thomas D. Kampfer	10,000	$37,850	11,000/21,000	$31,955/61,005
Mahmoud E. Mostafa	75,000	$364,500	—	—
Barry Zwarenstein	0	—	42,500/42,500	$172,975/172,975

(1)	Based on the closing price of Iomega’s common stock on December 31, 2003 ($5.98 per share), less the total option exercise price.

(2)	Based on the closing price of the common stock on the date of exercise, less the option exercise price.

Employment and Severance Agreements

Employment Agreement with Mr. Heid. Pursuant to an employment agreement entered into in June 2001, Iomega agreed to pay Mr. Heid an annual base salary of $475,000. Mr. Heid’s annual incentive award for 2001 was targeted at 100% of his annual base salary prorated for the balance of the year and at 100% of his annual base salary for 2002. One hundred percent of his bonus for 2001 and 2002 was guaranteed. As an inducement to join Iomega and to compensate him for forfeitures he experienced, Mr. Heid received a one-time payment of $200,000. He was also granted an option to purchase 200,000 shares of Iomega common stock. In the event Mr. Heid’s employment is terminated without cause, the agreement provides for Iomega to pay his base salary for a period of one year, pay the prorated target incentive award for the year in which termination occurs, and continue his benefits for a period which is the earlier of one year or until he accepts other employment. Should Mr. Heid engage in gainful employment during the year following the termination, his post-employment payments will be reduced by fifty percent of the amount he receives from such employment. Notwithstanding his earnings from gainful employment, Iomega is obligated to pay a minimum of six months of Mr. Heid’s then base salary plus 50% of his target annual incentive award.

Employment Agreement with Ms. Aguirre. Pursuant to an employment agreement entered into in June 2001, Iomega agreed to pay Ms. Aguirre an annual base salary of $190,000. Ms. Aguirre’s annual incentive award for 2001 was targeted at 40% of her annual salary, with 100% of her bonus pay-out (prorated from date of employment) guaranteed for 2001. She was also granted an option to purchase 30,000 shares of Iomega’s common stock. The agreement provides for Iomega to pay Ms. Aguirre severance pay equal to six months of base salary if her employment is terminated other than for cause.

Employment Agreement with Mr. Burke. Pursuant to an employment agreement entered into in January 2003, Iomega agreed to pay Mr. Burke an annual base salary of $300,000. Mr. Burke received an initial hiring bonus of $70,000. His annual incentive award for 2003 was targeted at 45% of his annual salary, with a $66,000 minimum guaranteed bonus for 2003. Mr. Burke was protected against a loss on the sale of his then current home up to a maximum of $50,000 gross. He was also granted an option to purchase 85,000 shares of Iomega’s common stock. The agreement provides for Iomega to pay Mr. Burke severance pay equal to nine months of base salary if his employment is terminated other than for cause.

Employment Agreement with Mr. Kampfer. Pursuant to an employment agreement entered into in June 2001, Iomega agreed to pay Mr. Kampfer an annual base salary of $245,000. Mr. Kampfer’s annual incentive award for 2001 was targeted at 45% of his annual salary, with 100% of his bonus pay-out (prorated from date of employment) guaranteed for 2001. He was also granted an option to purchase 42,000 shares of Iomega’s common stock. The agreement provides for Iomega to pay Mr. Kampfer severance pay equal to nine months of base salary if his employment is terminated other than for cause.

Employment Agreement with Mr. Zwarenstein. Pursuant to an employment agreement entered into in October 2001, Iomega agreed to pay Mr. Zwarenstein an annual base salary of $330,000. Mr. Zwarenstein’s annual incentive award for 2001 was targeted at 55% of his annual salary, with 100% of his bonus pay-out (prorated from date of employment) guaranteed for 2001. Mr. Zwarenstein was granted an option to purchase 85,000 shares of Iomega’s common stock. The agreement provides for Iomega to pay Mr. Zwarenstein severance pay equal to ten months of base salary if his employment is terminated other than for cause prior to his relocation to San Diego and twelve months of base salary if termination occurs following his relocation. In addition, his outstanding stock options will continue to vest for twelve months following his termination.

Separation Agreement and General Release with Mr. Mostafa. Pursuant to an employment agreement entered into in October 2001, in the event of the termination of his employment other than for cause, Iomega agreed to pay Mr. Mostafa an amount equal to his then annual base salary plus his target bonus at 65% of annual salary. Since the termination of his employment was without cause, his severance consisted of $350,000 salary and $277,500 target bonus, payable in biweekly installments. In addition, he received a lump sum amount of $11,378 for health insurance costs. The Board also approved the acceleration of 25% of his unvested stock options, or 25,000 options to purchase common stock.

Change in Control Agreements. Iomega has Change in Control Agreements with its Named Executive Officers. These agreements are in conjunction with the general severance arrangements described above and are intended to govern in the specific occurrence of a change in control. The agreements were renewed on January 1, 2003 and will continue during each executive’s employment until the earlier of (1) 24 months after the change in control date, or (2) the fulfillment of Iomega’s obligations to the executive if the executive’s employment with Iomega is terminated within 24 months following a change in control. The agreements are not employment contracts and do not specify any terms or conditions of employment. Rather, the agreements provide for certain severance benefits to the executive if, during the 24 months following a change in control of Iomega, the executive’s employment is terminated by Iomega other than for cause, or the executive terminates his employment for good reason.

The terms “change in control,” “cause” and “good reason” are each defined in the agreements. Change in control means, in summary: the acquisition by a person or a group of 40% or more of the outstanding stock of Iomega; a change, without Board of Directors approval, of a majority of the Board of Directors; the acquisition of Iomega by means of a reorganization, merger, consolidation or asset sale; or the approval of a liquidation or dissolution of Iomega. Cause means, in summary: the executive’s willful and continued failure to substantially perform his reasonable assigned duties, which failure continues after a 30-day cure period; or the executive’s willful engagement in illegal conduct or gross misconduct injurious to Iomega. Good reason means, in summary: a diminution in the executive’s position, authority or responsibilities; a reduction in his salary or benefits; a relocation of the executive; a breach of an employment contract with the executive; or a resignation by the executive, for any reason, during the 30-day period immediately following the one-year anniversary of the change in control.

If the executive’s employment is terminated by Iomega without cause or by the executive for good reason within 24 months following a change in control, the executive is entitled to receive (1) accrued compensation through the date of termination; (2) monthly payments for 12 months (24 months for Mr. Heid) equal to one-twelfth of the executive’s highest base salary and highest bonus target during the three-year period prior to the change in control; (3) a continuation of all employee benefits during the 12-month period (24 months for Mr. Heid) following employment termination; and (4) any other post-termination benefits which the executive is eligible to receive under any plan or program of Iomega. The salary and benefit continuation provisions terminate if the executive becomes engaged in an activity that is competitive with Iomega. The agreements provide that the amount of severance benefits payable to the executive shall be reduced by an amount necessary to avoid triggering the excise tax provisions of Sections 280G and 4999 of the Internal Revenue Code of 1986, only if such reduction results in greater net after-tax benefits to the executive.

Iomega is also generally required to pay, as incurred, all expenses that the executive reasonably incurs as a result of any dispute relating to the agreement.

Compensation Committee Interlocks and Insider Participation

During 2003, none of the members of the Compensation Committee is or was an officer or employee of Iomega. At various times in 1999 and 2000, Mr. Dunn served as Iomega’s President and Chief Executive Officer while searches for a president and chief executive officer were being conducted.

Certain Relationships

Susan Huberman, the spouse of a Director, Mr. Huberman, is employed by Iomega, and for fiscal year 2003, she earned an annual salary and bonus of $312,500. Ms. Huberman was not granted any stock awards during fiscal year 2003.

STOCK PERFORMANCE GRAPH

Iomega’s common stock has been listed for trading on the New York Stock Exchange under the symbol IOM since November 1996.

The following graph compares the cumulative total stockholder return on Iomega’s common stock for the last five fiscal years with the cumulative total return of (i) the CRSP (Center for Research in Security Prices) Total Returns Index for the New York Stock Exchange Stock Market (U.S. Companies) and (ii) the CRSP Total Returns Index for New York Stock Exchange Stocks—Computer and Office Equipment (U.S. and Foreign).

This graph assumes the investment of $100 on December 31, 1998 in Iomega’s common stock and each of the indices listed above, and assumes dividends are reinvested. Measurement points are at the last trading day of the fiscal years ended December 1999, 2000, 2001, 2002 and 2003.

	12/31/98	12/31/99	12/29/00	12/31/01	12/31/02	12/31/03
Iomega Corporation	$100.00	$46.20	$45.80	$22.80	$21.50	$28.30
NYSE Stock Market (U.S. Companies)	$100.00	$109.50	$113.80	$105.20	$86.30	$110.20
NYSE Stocks—Computer and Office Equipment (U.S. and Foreign)	$100.00	$145.80	$117.50	$98.60	$66.10	$87.20

COMPENSATION COMMITTEE

REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee oversees Iomega’s executive compensation program. The Committee reviews Iomega’s compensation philosophy each year and makes adjustments to reflect changing business objectives or market conditions. Iomega’s executive compensation program is intended to attract and retain executives and to motivate management to achieve or exceed Iomega’s objectives, with a particular emphasis on maximizing cash from operations and achieving earnings per share objectives.

Iomega’s executive compensation program for 2003 featured three principal changes from prior years, each of which was discussed in last year’s proxy statement:

•	First, continuing a practice adopted in 2002, the role of stock options as a component of Iomega’s executive compensation program was limited, with stock options only being granted to new senior level hires, and no stock option grants being made to existing employees. As a result, during 2003, options covering 125,000 shares of common stock were issued, and the only options granted to an executive officer were those granted to one new hire.

•	Second, the timing of payouts under Iomega’s Incentive Bonus Plan (“IBP”) was changed so that bonuses were determined on an annual basis, rather than on the basis of two six-month periods as was the case in 2002. This change was made due to the expectation, at the time, of more stable operating objectives during 2003, as compared to 2002 when Iomega’s new management team sought to implement a major transformation of Iomega’s business.

•	Third, as described in more detail below, Iomega implemented a new Management Incentive Plan designed to provide key employees with longer-term incentive opportunities, payable at the option of the participants in cash, in restricted stock, or a combination of cash and restricted stock. The restricted stock provisions of the Management Incentive Plan were approved by stockholders at the 2003 annual meeting.

Base Salary

No change was made to the base salary of any executive officer during 2003 with the exception of a $15,000 increase for one vice president. This reflects (a) the fact that all of Iomega’s executive officers commenced employment during 2001 or 2002 (other than Mr. Burke who commenced employment in January 2003), at which point their base salaries were targeted at the median market data for companies with comparable annual revenues in high technology industries, and (b) the Committee’s prior determination, reached in 1998, to only evaluate executive base salaries every other year, assuming the absence of market pressures to do otherwise.

During 2003, the Committee continued its practice of reviewing survey data from the most current Radford Executive Survey, matching specific executives to the survey job most closely reflecting their current job responsibilities. The Committee believes that while Iomega competes for executive talent with many of the companies included in the indices referred to in the Stock Performance Graph included elsewhere in this Proxy Statement, the Radford Executive Survey provides a better representation of the full range of competitive companies. The survey is widely recognized as one of the most authoritative and comprehensive sources for data on competitive total direct executive compensation packages. The data reported is gathered for 70 executive (vice president and above) positions from more than 700 participating organizations nationwide. These companies are predominately in technology based industries and approximately half are operating outside of California.

In determining the base salary for each executive officer, numerous subjective factors are also taken into account by the Committee, such as contributions to Iomega’s competitive position in the marketplace, individual performance, and the past and expected contribution by each executive officer toward the achievement of Iomega’s performance objectives.

Cash Incentive Bonus Plan

Under Iomega’s IBP, each participant is assigned an annual bonus target, which is a percentage of his or her base salary, and each participant has the opportunity to receive a bonus equal to that bonus target multiplied by a payout factor which is determined based on Iomega’s achievement of specified objective criteria. Each executive’s annual bonus target is determined by the Committee, and the target is generally set forth in the participant’s job offer letter. For 2003, Mr. Heid’s annual bonus target remained at 100% of his base salary, the amount originally established by his June 2001 employment agreement, which is described above. The annual bonus target for the other Named Executive Officers ranged from 40% to 65%.

The IBP for 2003 covered 84 management level employees, including each of the Named Executive Officers. For each of the Named Executive Officers except as noted below, payout thresholds under the plan were based on Iomega’s achievement of the following two objective criteria which are listed below together with the weighting such factor had in determining the overall possible payout:

•	Year end cash balance (70%)

•	Earnings Per Share (30%)

The Committee proposed and approved that the 2003 IBP objectives for four Named Executive Officers would be set at the Board of Directors’ discretion based on the Officers’ significant efforts on behalf of Iomega related to the analysis and pursuit of various strategic alternatives involving potential merger and acquisition opportunities, and that the payout for these Named Executive Officers would be guaranteed at a minimum of 100% of target for 2003.

In January 2004, the Committee measured Iomega’s performance against the established criteria. Neither the year-end cash balance nor the earnings per share objectives were met. Therefore, no bonuses under the IBP were awarded other than for Mr. Burke whose payout of $66,000 was guaranteed in his January 2003 employment agreement and for the four Named Executive Officers whose targeted bonus amounts under the 2003 IBP were guaranteed, as described above. The resulting payments were in the following amounts: Mr. Heid ($475,000); Ms. Aguirre ($76,000); Mr. Kampfer ($117,000); and Mr. Zwarenstein ($181,500).

Management Incentive Plan

In 2002, the Board of Directors unanimously approved the MIP, and the stockholders approved the restricted stock provisions of the plan at the 2003 annual meeting.

The purpose of the MIP is to advance the interests of Iomega’s stockholders by enhancing Iomega’s ability to attract, retain and motivate management-level employees who are expected to make important contributions to Iomega. To accomplish this purpose, the MIP provides participants with incentive opportunities, payable at the option of the participants, in cash, in restricted shares of common stock of Iomega, or a combination of cash and restricted stock, in accordance with the terms and conditions of the MIP. Officers, vice presidents, and any other employee of Iomega designated by the CEO are eligible to receive incentive awards under the MIP.

Approximately 100 persons, including six of Iomega’s executive officers, received awards under the MIP for the 2003-2005 Plan Period. In January 2003, the Compensation Committee set the 2003-2005 Plan Period award pool at $4,300,000. The award pool was established as a percentage (up to a maximum of 7%) of Iomega’s income before income taxes for the 2002 fiscal year (“2002 Earnings”). $4,300,000 represents approximately $1,000,000 less than the maximum pool allowable under the MIP. The Committee awarded $430,000 (or 10% of the total pool) to Mr. Heid. The remaining pool for awards was $3,870,000 payable in cash and/or restricted stock. The amount of each participant’s award for the 2003-2005 Plan Period was determined based on the discretion of the CEO in consultation with the Committee. The resulting awards for Named Executive Officers were: Ms. Aguirre ($225,000); Mr. Kampfer ($275,000); Mr. Mostafa ($165,000); and Mr. Zwarenstein ($165,000).

Subject to their continued employment and the other terms and conditions set forth in the MIP, each participant’s award vested as to 50% of the total amount of such award on the applicable First Vesting Date and as to the remaining 50% of the total amount of such award on the applicable Second Vesting Date as indicated in the following table:

Plan Period	First Vesting Date	Second Vesting Date
2003-2005 Plan Period	January 1, 2004	January 1, 2005

The 2004-2006 Plan Period award pool is based on a percentage of Iomega’s income before income tax (“2003 Earnings”) and a percentage of the excess, if any, of the 2003 Earnings over 2002 Earnings. As Iomega did not report any 2003 Earnings, there will be no award pool for the 2004-2006 Plan Period.

Compensation of Chief Executive Officer

Iomega’s compensation plans are designed to provide incentive and reward for individual achievement and for meeting company goals and breakthrough objectives. As with other officers, the Chief Executive Officer’s compensation reflects this “pay for performance” philosophy. The process and factors of determining compensation for the CEO are generally the same as for other Iomega executives. Base salary and bonus target percentage are subjectively determined, based, in part, on an analysis of data from peer companies reported in industry standard compensation surveys as discussed in the Base Salary section above. Except as otherwise required by a specific contractual obligation in an executive’s employment agreement, bonuses are only paid under bonus plans if performance goals set by the Committee are achieved.

In June 2001, Werner T. Heid was appointed President and Chief Executive Officer of Iomega. At the time of his appointment, Mr. Heid was already serving as a Director of Iomega. Pursuant to an employment agreement negotiated with Iomega and approved by the full Board of Directors, Mr. Heid’s base salary was set at $475,000 per year for the balance of 2001 and for 2002 based on the roughly median market data for companies with similar annual revenues from the 2000 Radford Executive Compensation Report. Mr. Heid’s base salary was not changed for 2003. For 2001 and 2002, Mr. Heid’s incentive award was targeted and guaranteed at a minimum of 100% of his annual base salary prorated from his date of hire, or $246,634 in 2001 and $475,000 in 2002. For 2003 his incentive award remained targeted at 100% of his annual base salary and was guaranteed by the Committee in recognition of his efforts on the strategic alternative activities involving potential merger and acquisitions. In addition, pursuant to his employment agreement, in June 2001 Mr. Heid was granted an option to purchase 200,000 shares of Iomega stock. Of these shares, one-third vested immediately with the remaining two-thirds vesting in equal portions over a four-year period.

Impact of Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for certain compensation in excess of one million dollars paid to Iomega’s chief executive officer and four other most highly-compensated executive officers. Qualified performance-based compensation will not be subject to the deduction limit, if certain requirements are satisfied. There can be no assurance that compensation attributable to stock options granted under the 1997 Stock Incentive Plan will be treated as qualified performance-based compensation under Section 162(m). Moreover, because Iomega’s cash bonus programs are not operated in a manner designed to qualify as performance-based compensation under Section 162(m), some or all of the payments under this program may not be deductible for federal income tax purposes. The Committee reviews the potential effect of Section 162(m) periodically and in the future may decide to structure the performance-based portion of its executive officer compensation to comply with Section 162(m).

Stephen N. David, Chairman

David J. Dunn

Jonathan S. Huberman

John E. Nolan

ITEM TWO—APPROVAL OF AN AMENDMENT TO THE

1987 STOCK OPTION PLAN

The second agenda item to be voted on is the proposal to approve an amendment to the 1987 Stock Option Plan. The Board recommends that you vote FOR this proposal.

The purpose of the 1987 Stock Option Plan (as amended, the “1987 Plan”) is to secure for Iomega and its stockholders the benefits arising from stock ownership by key employees and consultants of Iomega who are expected to contribute to Iomega’s future growth and success.

The 1987 Plan was originally adopted by Iomega’s Board of Directors on April 21, 1987, and was approved by Iomega’s stockholders on April 19, 1988. The 1987 Plan was amended in April 1991. Pursuant to its provisions, since April 20, 1997, no new options may be granted under the 1987 Plan. All options granted prior to that date continue to be exercisable in accordance with the terms of the 1987 Plan. As of February 29, 2004, options to purchase an aggregate of 176,694 shares were outstanding at a weighted average exercise price of $20.72. On March 26, 2004, the closing price per share of Iomega common stock was $5.50.

On July 17, 2003, the Board of Directors declared a special one-time cash dividend of $5.00 per share payable to stockholders of record on September 15, 2003. Under the terms of the 1997 Stock Incentive Plan (the “1997 Plan”) Iomega was required to make an appropriate adjustment to all options outstanding under the 1997 Plan as a result of this extraordinary dividend. Accordingly, effective at close of business on the dividend payment date of October 1, 2003, the exercise price of each option outstanding under the 1997 Plan was reduced by $5.00 per share (but in no event below the par value of the common stock, or $.03 1/3 per share).

There is no provision in the 1987 Plan requiring or authorizing Iomega to make an equitable adjustment to outstanding options under the 1987 Plan to reflect the extraordinary cash dividend. In order to establish parity in the treatment of optionees under the various stock option plans of Iomega, at the time it declared the cash dividend, the Board resolved to request stockholder approval for an amendment to the 1987 Plan, such amendment to be retroactive to the date of the dividend declaration. If this amendment is approved, options under the 1987 Plan that were outstanding on July 17, 2003, which were still outstanding on October 1, 2003, and which are still outstanding and unexercised at the time of stockholder approval, will be adjusted so that the exercise price of such options is reduced by $5.00, which is equal to the special one-time $5.00 per share dividend. No exercise price will be reduced to be less than the par value of the common stock, or $.03 1/3 per share.

The following table provides information about the options outstanding under the 1987 Plan:

Current Exercise Price	Options Outstanding
$15.73 to $20.89	148,334
$31.88 to $39.85	28,360
Total:	176,694

No Directors or executive officers have options under the 1987 Plan. Please see “New Plan Benefits” below.

Proposed	Amendments

Iomega proposes to add the following new Paragraph 16A—Changes in Common Stock—to the 1987 Plan:

“Effective as of July 17, 2003, in the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan, and (ii) the number and class of security and exercise price per share subject to each outstanding Option, shall be appropriately adjusted by Iomega (or substituted Awards may be made, if applicable). Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. If this Paragraph 16A applies and Paragraph 16 also applies to any event, Paragraph 16 shall be applicable to such event, and Paragraph 16A shall not be applicable. Any adjustment required to be made under this Paragraph 16A with respect to any event that occurred on or after July 17, 2003, and prior to the date of stockholder approval of this Paragraph 16A, shall be made effective as of the first business day following the date of stockholder approval.”

In addition, Iomega proposes to amend Paragraph 14—Rights as a Shareholder—in the 1987 Plan by adding the language set forth in italics:

“The holder of an option shall have no rights as a shareholder with respect to any shares covered by the option until the date of issue of a stock certificate to him or her for such shares. Except as provided in Paragraph 16A below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.”

Summary of the 1987 Plan

The principal provisions of the 1987 Plan are summarized below. This summary is qualified in its entirety by reference to the plan, a copy of which is attached to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC’s home page (www.sec.gov). In addition, copies of the 1987 Plan may be obtained from the Secretary of Iomega.

Eligibility. Employees (including officers and Directors who are employees) and consultants of Iomega or any of its subsidiaries were eligible to receive options under the 1987 Plan. However, no new options may be granted under the 1987 Plan.

Number of Shares. The maximum number of shares issuable under the 1987 Plan is 10,500,000. As of February 29, 2004, 7,436,660 shares had been issued on exercise of options, and 176,694 options remained issuable under outstanding options. Any shares subject to options which terminate or expire unexercised are no longer available for future grants. Since the original adoption of the 1987 Plan in April 1987, the following awards have been granted under the 1987 Plan: all of Iomega’s employees as a group—10,046,085 shares. No current Directors or executive officers have received an option grant under the 1987 Plan.

Exercise Price. The original exercise price for all options granted under the 1987 Plan was the average of the high and low price of the Common Stock on the date of grant.

Vesting. Generally, each option granted under the 1987 Plan became exercisable (or “vested”) on a cumulative basis in four equal annual installments beginning on the first anniversary of the date of grant, provided the optionee continues to be employed on such dates, except as otherwise provided in the case of death or disability. All options granted under the 1987 Plan are now fully vested.

Effect of Termination. In general, after termination of his or her employment, each optionee is entitled, for a period of three months, to exercise options to purchase the number of shares of Common Stock which were vested at the time of termination.

Transferability. Options may be not be transferred or assigned by the person to whom it is granted except by will or the laws of descent and distribution.

Reorganization. If Iomega is merged or consolidated with another corporation and Iomega is not the surviving corporation, or if all or substantially all of the assets or more than 50% of the outstanding voting stock of Iomega is acquired by any other corporation, or in case of a reorganization or liquidation of Iomega, the Board of Directors of Iomega, or the board of directors of any corporation assuming the obligations of Iomega, shall, as to outstanding options, either (i) make appropriate provision for the protection of any such outstanding options by the substitution of an equitable basis of appropriate stock of Iomega, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to the shares of Common Stock of Iomega, provided that no additional benefits shall be conferred upon optionees as a result of such substitution, and the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such options immediately before such substitution over the purchase price thereof, or (ii) upon written notice to the optionees, provide that all unexercised options must be exercised within a specified number of days of the date of such notice or they will be terminated.

Board Authority to Change Plan. The Board of Directors may modify or amend the 1987 Plan in any respect, except that stockholder approval is required for any amendment that (i) increases the number of shares subject to the 1987 Plan, (ii) materially modifies the requirements as to eligibility for participation in the 1987 Plan, or (iii) materially increases the benefits accruing to participants in the 1987 Plan.

Federal Income Tax Consequences. The following generally summarizes the United States federal income tax consequences that generally will arise with respect to options granted under the 1987 Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options. The amendment of the 1987 Plan will result in a modification of outstanding incentive stock options. As a result, incentive stock options, as modified to reduce the exercise price, will be treated for tax purposes as new options granted on the date of the Annual Meeting. Each newly granted option generally will qualify as an incentive stock option provided that the exercise price of the option, as reduced to reflect the extraordinary cash dividend, is at least equal to the fair market value of the stock on the date of the Annual Meeting. However, to the extent that the aggregate fair market value of stock with respect to which all of the new options held by an optionee are exercisable on the date of the Annual Meeting exceeds $100,000, such excess options will be treated as nonstatutory stock options and will be taxed as described below.

Except as described below, an optionee will not have income upon exercise of an incentive stock option if the optionee has been employed by Iomega or its corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the optionee exercises the option. If the optionee has not been so employed during that time, then the optionee will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the optionee to the alternative minimum tax.

An optionee will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the optionee sells the stock. If an optionee sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If an optionee sells the stock prior to satisfying these waiting periods, then the optionee will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the optionee has held the stock for more than one year and otherwise will be short-term. If an optionee sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the optionee held the stock for more than one year and otherwise will be short-term.

Nonstatutory Stock Options. There will be no tax consequences as a result of the amendment of the 1987 Plan to optionees holding nonstatutory stock options. An optionee will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the optionee exercised the option less the exercise price. Upon sale of the stock, the optionee will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the optionee has held the stock for more than one year and otherwise will be short-term.

Tax Consequences to Iomega. There will be no tax consequences to Iomega except that it will be entitled to a deduction when an optionee has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Accounting Consequences. Effective January 1, 2003, Iomega began to expense stock options and adopted the fair value recognition provisions of Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (“SFAS 123”). Iomega selected the prospective method, which was one of the three transition methods allowed by SFAS No. 148, “Accounting for Stock-Based Compensation—Transition and Disclosure,” to transition to the fair value method of measuring stock-based compensation expense. Under the prospective method, only those employee stock options that were granted or modified after January 1, 2003, are expensed. Iomega estimates that the cost of modifying the grant price of the stock options by $5.00 under the 1987 Plan and the Director Plan (see Proposal Three) will be approximately $0.1 million of additional expense, with most of this expense being recorded at the time of modification and the remaining expense being recorded over the remaining vesting period of the outstanding options. Iomega has already incurred about $0.1 million of expense that is being amortized to the statement of operations over the remaining vesting period of these outstanding options. The value of these options was decreased as a result of the $5.00 one-time cash dividend and this decrease was previously determined to be a “deemed” modification of the options under SFAS 123 and, therefore, expenses began to be amortized during fourth quarter 2003.

ITEM THREE—APPROVAL OF AN AMENDMENT TO THE

SECOND AMENDED AND RESTATED 1995 DIRECTOR OPTION PLAN

The third agenda item to be voted on is the proposal to approve the amendment to the Second Amended and Restated 1995 Director Option Plan. The Board recommends that you vote FOR this proposal.

The purpose of the Second Amended and Restated 1995 Director Stock Option Plan (the “Director Plan”) is to encourage ownership of Iomega’s stock by outside Directors whose continued services are considered essential to Iomega’s future progress and to provide them with an incentive to continue as Directors of Iomega.

The Director Plan was originally adopted by Iomega’s Board of Directors on January 26, 1995, and was approved by Iomega’s stockholders on April 25, 1995. The Director Plan was amended in February 1997 and September 1998. As of February 29, 2004, options to purchase an aggregate of 94,033 shares were outstanding at a weighted average price of $14.84.

For the same reasons described above under “Item Two—Approval of an Amendment to the 1987 Stock Option Plan,” the Board resolved to request stockholder approval for an amendment to the Director Plan to permit an equitable adjustment to outstanding options under the Director Plan to reflect the extraordinary cash dividend declared on July 17, 2003, such amendment to be retroactive to the date of the dividend declaration. If this amendment is approved, options under the Director Plan that were outstanding on July 17, 2003, which were still outstanding on October 1, 2003, and which are still outstanding and unexercised at the time of stockholder approval, will be adjusted so that the exercise price of such options is reduced by $5.00, which is equal to the special one-time $5.00 per share dividend. No exercise price will be reduced to less than the par value of the common stock, or $.03 1/3 per share.

The following table provides information about options outstanding under the Director Plan:

Current Exercise Price	Options Outstanding
$ 5.00 to $10.98	37,032
$11.00 to $17.95	39,000
$18.35 to $29.06	11,667
$34.06 to $44.06	6,334
Total:	94,033

Proposed Amendments

Iomega proposes to add the following paragraph in Section 9—Changes in Common Stock—to the Director Plan:

“Effective as of July 17, 2003, in the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan, and (ii) the number and class of security and exercise price per share subject to each outstanding Option, shall be appropriately adjusted by Iomega (or substituted Awards may be made, if applicable). Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. If this paragraph of Section 9 applies and Section 10 also applies to any event, Section 10 shall be applicable to such event, and this shall not be applicable. Any adjustment required to be made under this paragraph of Section 9 with respect to any event that occurred on or after July 17, 2003 and prior to the date of stockholder approval of this paragraph of Section 9, shall be made effective as of the first business day following the day of stockholder approval.”

In addition, Iomega proposes to amend Section 8(b)—No Stockholder’s Rights as Option Holders—to the Director Plan by adding the language set forth in italics:

“An optionee shall have no rights as a stockholder with respect to the shares covered by such person’s options until the date of the issuance of a stock certificate therefor. Except as provided in Section 9 below, no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.”

Summary of the Director Plan

The principal provisions of the Director Plan are summarized below. This summary is qualified in its entirety by reference to the plan, a copy of which is attached to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC’s home page (www.sec.gov). In addition, copies of the Director’s Plan may be obtained from the Secretary of Iomega.

Eligibility. Only Directors who are not employees of Iomega or any of its subsidiaries are eligible to receive options under the Director Plan.

Number of Shares. A total of up to 480,000 shares of Common Stock may be issued under the Director Plan (subject to adjustment upon the occurrence of certain events such as stock splits). Any shares subject to options which terminate or expire unexercised are available for future grants under the Director Plan. Since the original adoption of the Director Plan in January 1995, awards have been granted under the Director Plan to the following persons and group: Robert P. Berkowitz—12,005 options; Bruce B. Darling—10,000 options; Stephen N. David —10,000 options; David J. Dunn—12,000 options; Margaret L. Hardin—10,000 options; Werner T. Heid—10,000 options; Jonathan S. Huberman—10,000 options; Neal J. Martini—10,000 options; and John E. Nolan— 10,000 options; current non-employee Directors as a group—84,005. Mr. Heid received his 10,000 options from this Director Plan when he was first appointed to the Board of Directors. At that time, he was not an employee of Iomega.

Initial and Annual Option Grants. The Director Plan provides for two types of option grants:

Initial Option—a one-time option grant made in connection with the initial election of a new Director; and

Annual Options—after the initial option is fully vested, Directors become eligible to receive an annual option grant each year. For Directors elected prior to the adoption of the Director Plan, the right to receive annual options depends on whether the option they received from Iomega under one of its previous Director option plans is fully vested.

Each non-employee Director who is first elected to the Board of Directors will be granted (i) an initial option to purchase 10,000 shares of Common Stock on the date of such election and (ii) after such initial option is fully vested, an annual option to purchase 2,000 shares of Common Stock on each anniversary of his or her initial election.

Monthly Option Grant Alternative. In the place of the grant of an initial or annual option under the Director Plan, a director can elect to receive his or her grant in a series of monthly options (“Monthly Options”) consisting of between two and 24 Monthly Options and covering, in total, the same number of shares as the single option grant would have covered, on terms substantially identical to those of the single option grant. Each Monthly Option in a series will have an exercise price equal to the fair market value of Iomega’s Common Stock on the date of grant of such Monthly Option. The provision permitting the Monthly Options was suspended by the Board of Directors in May 2003.

Exercise Price. The original exercise price for all options granted under the Director Plan is the average of the high and low price of the Common Stock on the date of grant.

Vesting. Each option becomes exercisable (or “vests”) on a cumulative basis in five equal annual installments beginning on the first anniversary of the date of grant, provided the optionee continues to serve as a Director on such dates, except as otherwise provided in the case of death or disability or a Change of Control of Iomega.

Effect of Termination of Service as Director. In general, after termination of his or her service as a Director, each optionee is entitled, for a period of 90 days, to exercise his or her options to purchase the number of shares of Common Stock which were vested at the time of termination. This exercise period is extended from 90 days to two years if termination is by reason of death, disability or the optionee’s resignation or decision not to stand for re-election at age 55 or older following five years of service as a Director. In addition, if a Director’s service is terminated by reason of death or disability, all unvested options will immediately become exercisable in full. All termination provisions of each Monthly Option in a series are designed to provide for substantially the same rights upon termination as would have resulted if a single option had been granted.

Transferability. Options may not be transferred by Directors except by will or the laws of descent and distribution. Options may be transferred by Directors to family members or as charitable gifts, but any transferee will hold such options subject to the terms and conditions of the option.

Effect of a Change of Control of Iomega. In the event of a Change of Control of Iomega, one-half of the outstanding options granted under the Director Plan which are not, by their terms, then exercisable, will become immediately exercisable. A Change of Control will occur if and when any of the following events occurs or Iomega enters into an agreement with respect to any of such events: (a) a merger or consolidation which results in the voting securities of Iomega outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of Iomega or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (b) any sale of all or substantially all of the assets of Iomega; or (c) the acquisition of “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) of securities of Iomega representing 50% or more of the combined voting power of Iomega’s then outstanding securities (other than through a merger or consolidation or an acquisition of securities directly from Iomega) by any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than Iomega, any trustee or other fiduciary holding securities under an employee benefit plan of Iomega or any corporation owned directly or indirectly by the stockholders of Iomega in substantially the same proportion as their ownership of stock of Iomega.

Board Authority to Change Director Plan. The Board of Directors may suspend or discontinue the Director Plan or amend it in any respect whatsoever, except that stockholder approval is required for any amendment that (i) changes the number of shares subject to the Director Plan, (ii) changes the designation of Directors eligible to receive options under the Director Plan, or (iii) materially increases the benefits accruing to participants in the Director Plan.

Federal Income Tax Consequences. All options granted under the Director Plan will be nonstatutory stock options

See “Approval of Amendment to the 1987 Stock Option Plan, As Amended—Federal Income Tax Consequences” for a summary of the federal income tax consequences of nonstatutory stock options.

Accounting Consequences. See “Approval of Amendment to the 1987 Stock Option Plan—Accounting Consequences” for a summary of the accounting consequences of this amendment to the Director Plan.

NEW PLAN BENEFITS

The following table indicates the number of options held by each Named Executive Officer and the indicated groups under the 1987 Plan and the Director Plan that would be adjusted if Proposals Two and Three are approved. If Proposal Two is approved by the stockholders, the exercise price of each outstanding option under the 1987 Plan will be reduced by $5.00 per share. If Proposal Three is approved by the stockholders, the exercise price of each option granted prior to October 1, 2003, and still outstanding and unexercised at the time of stockholder approval will be reduced by $5.00 per share. In no event will any option’s exercise price be reduced to less than $.03 1/3 per share.

	1987 Plan		Director Plan
Name and Position	Number of Securities Underlying Outstanding Options	Weighted Average Exercise Price	Number of Securities Underlying Outstanding Options	Weighted Average Exercise Price
Werner T. Heid	0	—	10,000	$17.80
Anna L. Aguirre	0	—	0	—
Sean P. Burke	0	—	0	—
Thomas D. Kampfer	0	—	0	—
Mahmoud Mostafa	0	—	0	—
Barry Zwarenstein	0	—	0	—
Executive Group (not including the above)	0	—	0	—
Non-Executive Director Group (1)	0	—	64,033	$17.06
Non-Executive Officer Employee Group	176,694	$20.72	0	—

(1)	Pursuant to the terms of the Director Plan, Mr. Dunn will have two years following the date he ceases to be a Director in which to exercise any vested options, and Messrs. Huberman and Martini will have three months following the date each ceases to be a Director in which to exercise any vested options. This category includes a retired Director who has 932 vested options which will expire if not exercised prior to May 15, 2004. The table does not include options held by Directors Darling and Hardin because they did not hold options that were outstanding at the date of the dividend declaration.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information, as of December 31, 2003, concerning securities authorized for issuance under all equity compensation plans of Iomega:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights		(b) Weighted average exercise price of outstanding options, warrants and rights		(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities in Column (a))
Equity compensation plans approved by security holders	1,873,392		$10.36		4,055,641

Equity compensation plans not approved by security holders	-0-		-0-		-0-

Total:	1,873,392	(1)	$10.36	(2)	4,055,641	(3)

(1)	Represents shares of common stock issuable on exercise of options or on vesting of restricted shares under the following equity compensation plans: 1987 Stock Option Plan, 1995 Director Stock Option Plan, 1997 Stock Incentive Plan, and the MIP. The 1998 Employee Stock Purchase Plan and the 1998 International Employee Stock Purchase Plan complete their semi-annual issuance of securities on December 31 of each year. Accordingly, there are no unissued securities under these Plans to be included in this calculation.

(2)	This column reflects the weighted average exercise price of outstanding options and does not include a calculation for 39,598 unvested restricted shares issued and outstanding under the MIP on December 31, 2003; one-half of these restricted securities vested on January 1, 2004, and the remainder vest on January 1, 2005, subject to the participant’s continued employment and the other terms and conditions set forth in the MIP.

(3)	Represents 404,799 shares remaining for grant under the 1995 Director Stock Option Plan; 2,350,829 shares under the 1997 Stock Incentive Plan; 88,944 shares under the 1998 Employee Stock Purchase Plan; 250,667 shares under the 1998 International Employee Stock Purchase Plan; and 960,402 shares under the MIP. There are no shares available for grant under the 1987 Stock Option Plan.

INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors of Iomega periodically considers and recommends to the Board the selection of independent public accountants. On February 6, 2004, after an evaluation process of several independent audit firms and as recommended by Iomega’s Audit Committee, the Board of Directors appointed BDO Seidman, LLP (“BDO”) as Iomega’s independent auditors for the 2004 fiscal year, replacing Ernst & Young LLP (“Ernst & Young”).

This action dismissed Ernst & Young LLP (“Ernst & Young”) as Iomega’s independent auditors for the fiscal year that commenced on January 1, 2004. The change in auditors became effective on March 12, 2004, following the completion and issuance of Ernst & Young’s audit report on Iomega’s consolidated financial statements for the years ended December 31, 2002 and 2003, which did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty or audit scope.

Ernst & Young was appointed on March 19, 2002 to replace Arthur Andersen LLP (“Arthur Andersen”). For the years ended December 31, 2002 and 2003, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports. For the years ended December 31, 2002 and 2003, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Iomega provided Ernst & Young with a copy of the foregoing disclosures. The response of Ernst & Young stating their agreement to the disclosures was filed as an Exhibit on Form 8-K/A on March 12, 2004.

Representatives from BDO and Ernst & Young are expected to be present at the Annual Meeting. Each will have an opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

Arthur Andersen issued unqualified or “clean” opinions for the years ended December 31, 1999, 2000 and 2001. There were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Iomega provided Arthur Andersen with a copy of the foregoing disclosures. The response of Arthur Andersen stating their agreement to those disclosures was filed as an Exhibit on Form 8-K on March 21, 2002.

Independent Auditors’ Fees

The following table summarizes the fees of Ernst & Young for the audit of Iomega’s annual financial statements and fees billed for other services rendered during fiscal years 2003 and 2002:

Fee Category	2003	2002
Audit Fees (1)	$831,172	$560,936
Audit-Related Fees (2)	33,447	12,660
Tax Fees (3)	308,678	34,500
All Other Fees (4)	25,258	71,340
Total:	$1,198,555	$679,436

(1)	Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements for Iomega and its subsidiaries.

(2)	Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees”. These services relate to employee benefit plan audits and accounting research in 2002 and 2003 and to complex questions regarding the declaration of a one-time special dividend in 2003.

(3)	Tax fees consist of fees for domestic and international tax compliance, tax advice and tax planning services. Tax compliance services relate to preparation of original or amended tax returns, claims for refunds and tax payment-planning services, and tax issues related to intercompany debt.

(4)	All other fees for 2003 consist of tax services for expatriate employees and attendance of international employees at education seminars. All other fees for 2002 consist primarily of tax services for expatriate employees.

Pre-Approval Policy and Procedures

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by Iomega’s independent auditors. This policy generally provides that Iomega will not engage its independent auditors to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to Iomega by its independent auditors during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also subject to an estimated budget.

The Audit Committee has delegated to the Chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to Iomega by its independent auditors. Any approval of services by the Chairman pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

The Audit Committee meets annually with its independent auditors and reviews both audit and non-audit services performed as well as fees charged for such services. The Audit Committee also reviews the annual audit plan and the results of the annual audit. Non-audit services are reviewed by the Audit Committee, which considers, among other things, the anticipated effect, if any, the performance of such services would have on the auditors’ independence.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors acts under a written charter (a copy of which is included in this Proxy Statement as Appendix A) and has reviewed and discussed Iomega’s audited financial statements for fiscal year 2003 with Iomega’s management and Ernst & Young, Iomega’s independent auditors for fiscal year 2003. The Audit Committee has discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees). The Audit Committee has received the written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Ernst & Young its independence from Iomega. Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Iomega’s Annual Report on Form 10-K for the year ended December 31, 2003.

Robert P. Berkowitz (Chairman)

Jonathan S. Huberman

Neal J. Martini

Margaret L. Hardin (member since February 2004)

ADDITIONAL INFORMATION

Multiple Stockholders Sharing the Same Address

To reduce the expenses of delivering duplicate proxy materials, we are taking advantage of the SEC’s “householding” rules that permit us to deliver only one set of proxy materials to stockholders who share an address unless otherwise requested. If you share an address with another stockholder and have received only one set of proxy materials, you may request a separate copy of these materials at no cost to you by calling Investor Relations at (801) 332-3585 or by writing to Iomega Corporation, Attn: Investor Relations, 1821 West 4000 South, Roy, UT 84067. For future annual meetings, you may request separate voting materials, or request that we send only one set of proxy materials to you if you are receiving multiple copies, by calling (801) 332-3585 or writing to Investor Relations at the address provided above.

Solicitation Expenses

Iomega will bear all costs of the solicitation of proxies on behalf of the Board of Directors. In addition to solicitations by mail, Iomega’s Directors, officers and employees, without additional pay, may solicit proxies by telephone or personal meetings. Iomega reserves the right to retain other outside agencies for the purpose of soliciting proxies. Iomega will request brokers, custodians and fiduciaries to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, Iomega will reimburse them for their out-of-pocket expenses in this regard.

Stockholder Proposals for 2005 Annual Meeting

Any proposal that a stockholder wishes considered for inclusion in Iomega’s proxy material for the 2005 Annual Meeting of Stockholders must be received by Iomega’s Secretary at our principal offices not later than December 15, 2004.

Advance Notice Procedures

Iomega’s Bylaws require stockholders to give advance notice of any stockholder nominations of Directors and of any other matter stockholders wish to present for action at an Annual Meeting of stockholders (other than matters to be included in our Proxy Statement, which are discussed in the previous paragraph). The required notice must be given within a prescribed time frame, which is generally calculated by reference to the date of the most recent annual meeting of stockholders. Assuming that Iomega’s 2005 Annual Meeting of Stockholders is held on or after May 5, 2005 and on or before August 3, 2005 (as we currently anticipate), the Bylaws would require notice to be provided to Iomega’s Secretary at Iomega’s principal offices no earlier than February 24, 2005 and no later than March 16, 2005. If a stockholder fails to provide timely notice of a proposal to be presented at the 2005 Annual Meeting, the proxies designated by the Board of Directors of Iomega will have discretionary authority to vote on any such proposal that may come before the meeting.

Annual Report on Form 10-K

A copy of Iomega’s Annual Report on Form 10-K for the year ended December 31, 2003, is being mailed to all stockholders together with this Proxy Statement. Additional copies of the Annual Report on Form 10-K are available, without charge, upon written request to: Iomega Corporation, Attn: Investor Relations, 1821 West 4000 South, Roy, Utah 84067.

By order of the Board of Directors,

Thomas D. Kampfer, Secretary

APPENDIX A

Iomega Corporation

AUDIT COMMITTEE CHARTER

(As adopted by the Board of Directors on 2/6/04)

A. Purpose

The purpose of the Audit Committee is to assist the Board of Directors’ oversight of:

•	the integrity of the Company’s financial statements;

•	the Company’s compliance with legal and regulatory requirements;

•	the independent auditor’s qualifications and independence; and

•	the performance of the Company’s internal audit function and independent auditors;

and to prepare an audit committee report as required by the SEC to be included in the Company’s annual proxy statement.

B. Structure and Membership

1. Number. The Audit Committee shall consist of at least three members of the Board of Directors.

2. Independence. Except as otherwise permitted by the applicable rules of the New York Stock Exchange, each member of the Audit Committee shall be independent as defined by such rules and Rule 10A-3(b)(1) of the Exchange Act.

3. Financial Literacy. Each member of the Audit Committee must be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company’s annual report filed with the SEC), at least one member of the Audit Committee shall be an “audit committee financial expert” (as defined by applicable SEC rules).

4. Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

5. Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

6. Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors, upon the recommendation of the independent Lead Director. Unless otherwise determined by the Board (in which case disclosure of such determination shall be made in the Company’s annual proxy statement), no member of the Audit Committee may serve on the audit committee of more than two other public companies. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C. Authority and Responsibilities

General

The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s report.

Oversight of Independent Auditors

1. Selection. The Audit Committee shall be directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

2. Independence. At least annually, the Audit Committee shall assess the independent auditor’s independence. In connection with this assessment, the Audit Committee shall obtain and review a report by the independent auditor describing all relationships between the auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall engage in an active dialogue with the auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

3. Quality-Control Report. At least annually, the Audit Committee shall obtain and review a report by the independent auditor describing:

•	the firm’s internal quality-control procedures; and

•	any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

4. Compensation. The Audit Committee shall be directly responsible for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

5. Preapproval of Services. The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable NYSE and SEC rules.

6. Oversight. The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall be directly responsible for oversight of the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate:

•	receive and consider the reports required to be made by the independent auditor regarding:

•	critical accounting policies and practices;

•	alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•	other material written communications between the independent auditor and Company management.

•	review with the independent auditor:

•	any audit problems or difficulties the independent auditor encountered in the course of the audit work and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information and any significant disagreements with management;

•	major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies;

•	analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and

•	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

Audited Financial Statements

7. Review and Discussion. The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion.

8. Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

9. Audit Committee Report. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

Review of Other Financial Disclosures

10. Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information. The Chairman of the Audit Committee, in his discretion, may hold meetings with the independent auditor to discuss plans for the review of interim financial statements.

11. Earnings Release and Other Financial Information. The Audit Committee shall discuss generally the types of information to be disclosed in the Company’s earnings press releases, as well as in financial information and earnings guidance provided to analysts, rating agencies and others.

12. Quarterly Financial Statements. The Audit Committee shall discuss with the Company’s management and independent auditor the Company’s quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Controls and Procedures

13. Oversight. The Audit Committee shall assist with the Board of Directors’ oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and, in conjunction with the Board of Director’s Ethics and Compliance Committee, the code of business conduct and ethics. The Audit Committee shall receive and review the reports of the CEO and CFO required by Rule 13a-14 of the Exchange Act.

14. Internal Audit Function. The Audit Committee shall coordinate the Board of Directors’ oversight of the performance of the Company’s internal audit function.

15. Risk Management. The Audit Committee shall discuss the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled.

16. Hiring Policies. The Audit Committee shall establish policies regarding the hiring of employees or former employees of the Company’s independent auditors.

17. Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

18. Evaluation of Financial Management. The Audit Committee, together with the Nominating and Corporate Governance Committee, will evaluate the Company’s financial management personnel.

19. Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D. Procedures and Administration

1. Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall periodically meet separately with: (i) the independent auditor; (ii) Company management and (iii) the Company’s internal auditors. The Audit Committee shall keep such records of meetings as it shall deem appropriate.

2. Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit, review, attest or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

3. Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

4. Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

5. Independent Advisors. The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

6. Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

7. Funding. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

8. Annual Self-Evaluation. At least annually, the Audit Committee shall evaluate its own performance.

IOMEGA CORPORATION

1987 STOCK OPTION PLAN

April 21, 1987

(as amended through April 22, 1991)

(as adjusted through September 28, 2001)

1. Purpose.

The purpose of this plan (the “Plan”) is to secure for Iomega Corporation (the “Company”) and its shareholders the benefits arising from capital stock ownership by key employees, directors and consultants of the Company and its parent and subsidiary corporations who are expected to contribute to the Company’s future growth and success.

2. Type of Options and Administration.

(a) Types of Options. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be either incentive stock options intended to meet the requirements of Section 422A of the Internal Revenue Code of 1986, as amended (the “Code”) or nonstatutory stock options which are not intended to meet the requirements of such Section 422A

(b) Administration. Subject to the provisions of paragraph (c) of this section, the Plan will be administered by the Board of Directors of the Company whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. Except as limited below, the Board of Directors may, in its sole discretion, grant options to purchase shares of the Company’s Common Stock and issue shares upon exercise of such options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which need not be identical, and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination made in good faith. The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (or any successor rule)), delegate any or all of its powers under the Plan to a committee (the “Committee”) appointed by the Board consisting of at least two members of the Board, and if the Committee is so appointed all references to the Board of Directors herein shall mean and relate to such Committee, unless the context otherwise requires.

(c) Grant of Options to Directors and Officers. With respect to the grant or award of any option to any director or officer (as defined for purposes of Section 16 of the Securities Exchange Act of 1934), the selection of any officer or director as a recipient of an option, the timing of the option grant, the exercise price of the option and the number of shares subject to the option shall be determined either (i) by the Board of Directors, provided each member is a disinterested person (as hereinafter defined), or (ii) by a committee of two or more directors having full authority to act in the matter, of which each member is a disinterested person. For the purposes of the Plan, a director shall be deemed to be a “disinterested person” within the meaning of paragraph (c)(2)(i) of Rule 16(b-3) under the Securities Exchange Act of 1934 (or any successor rule), as such term is interpreted from time to time.

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3. Eligibility.

Options shall be granted to persons who are, at the time of grant, employees (including officers and directors who are employees) or consultants of the Company or of any Parent Corporation or Subsidiary (as defined in Section 19 hereof); provided that no incentive stock options may be granted to (I) a person who is not an employee of the Company, a Parent Corporation or Subsidiary, or (ii) a person who directly or indirectly owns, as of the date of grant, Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent Corporation or a Subsidiary, unless the requirements of section 11(b) are met. A person who has been granted an option may, if he or she is otherwise eligible, be granted an additional option or options of the Board of Directors shall so determine.

4. Stock Subject to Plan.

Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 10,500,000 shares. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan.

5. Forms of Option Agreements.

As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be specified by the Board of Directors.

6. Purchase Price.

(a) General. The purchase price per share of Common Stock deliverable upon the exercise of an option shall be determined by the Board of Directors, provided that the purchase price per share for incentive stock options shall not be less than 100% of the fair market value of the Common Stock as of the date of grant of the option and the purchase price per share for nonstatutory stock options shall not be less than 25% of the fair market value of the Common Stock as of the date of the grant of the option.

(b) Payment of Purchase Price. Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check to the order of the Company in an amount equal to the exercise price of such options. (ii) shares of Common stock of the Company owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, provided such shares have been owned by the optionee for at least 12 months, or (iii) by any combination of such methods of payment. The fair market value of any shares of the Company’s Common Stock which may be delivered upon exercise of an option shall be determined by the Board of Directors.

7. Option Period.

Each option and all rights thereunder shall expire on such date as the Board of Directors shall determine, but in no event after the expiration of ten year from the day on which the option is granted in the case of incentive stock options and ten years plus 30 days from the day on which the option is granted in the cash of nonstatutory stock options, and in either case, shall be subject to earlier termination as provided in the Plan.

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8. Exercise of Options.

Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such option, subject to the provisions of Section 7. To the extent that an option to purchase shares is not exercised by an optionee when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the option period.

9. Nontransferability of Options.

No option granted under the plan shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution. During the life of the optionee, the option shall be exerecisable only by such person.

10. Effect of termination of Employment.

The portion of each option which may be exercised in the event that an optionee ceases to serve as an employee or consultant of the Company, and the period or periods during which such option may be exercised in such event, shall be as set forth in the agreement evidencing such option, subject to the provisions of Section 7.

11. Incentive Stock Options.

Options granted under the Plan which are intended to be incentive stock options qualifying under Section 422A of the Code shall be designated as Incentive Stock Options and shall be subject to the following additional terms and conditions:

(a) Dollar Limitation. Incentive Stock Options granted to any employee under the Plan (and under all other Incentive Stock Option Plans of the Company, a Parent Corporation or a Subsidiary) shall not, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common stock with an aggregate fair market value determined as of the respective date or dates of grant) of more than $100,000.

(b) 10% Shareholder. If any employee to whom an Incentive Stock Option is to be granted pursuant to the provisions of the Plan is on the date of grant the owner of stock possessing more than 10% of the Company or any one of its subsidiaries, then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

i.	The option price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common stock on the date of grant; and

ii.	The option exercise period shall not exceed five years from the date of grant.

Except as modified by the preceding provisions of this Section 11, all the provisions of the Plan shall be applicable to Incentive Stock Options granted hereunder.

12. Additional Provisions.

(a) Additional Option Provisions. The Board of Directors may, in its sole discretion, include additional provisions in any option granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, make loans or transfer other property to

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optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; provided that, such additional provisions shall not be inconsistent with any other term or condition of the Plan.

(b) Acceleration. The Board of Directors may, in its sole discretion, accelerate the date on which all or any particular option or options granted under the Plan may be exercised.

13. General Restrictions.

(a) Investment Representations. The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common stock subject to the option for his or her account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

(b) Compliance with Securities Laws. Each option shall be subject to the requirement that if, at any time, counsel for the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

14. Rights as a Shareholder.

The holder of an option shall have no rights as a shareholder with respect to any shares covered by the option until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

15. Recapitalization.

In the event that the outstanding shares of Common Stock of the Company are changed into or exchange for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, appropriate adjustment shall be made in the number and kid of shares available under the Plan and under any options granted under the Plan. Such adjustment to outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and a corresponding adjustment in the applicable option price per share shall be made.

16. Reorganization.

In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in case all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation, or in case of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding options, either (i) make appropriate provision for the protection of any such outstanding options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to the shares of Common stock of the

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Company, provided that no additional benefits shall be conferred upon optionees as a result of such substitution, and the excess of the aggregate fair market value the shares subject of the options immediately before such substitution over the purchase price thereof, or (ii) upon written notice to the optionees, provide that all unexercised options must be exercised within a specified number of days of the date of such notice or they will be terminated.

17. No Special Employment Rights.

Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company (or any Parent Corporation or Subsidiary) or interfere in any way with the right of the Company (or any Parent Corporation or Subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of such optionee. Whether an authorized leave of absence, or absence in military or government service shall constitute termination of employment, shall be determined by the Board of Directors at the time.

18. Other Employee Benefits.

The amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which such other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan.

19. Definition of Subsidiary and Parent Corporation.

(a) Subsidiary. The term “Subsidiary” as used in the Plan shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of an option, each of the corporations other the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(b) Parent Corporation. The term “ Parent Corporation” as used in the Plan shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of an option, each of the corporations other the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

20. Amendment of the Plan.

The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that without the approval of the shareholders of the Company the Board of Directors may not (a) materially increase the benefits accruing to individuals who participate in the Plan, (b) increase the maximum number of shares which may be issued under the Plan (except for adjustments specifically provided in the Plan), or (c) materially modify the requirements as to eligibility for participation in the Plan. The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan.

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21. Withholding.

The Company’s obligation to deliver shares upon the exercise of any option granted under the Plan shall be subject to the optionee’s satisfaction of all applicable federal, state and local income and employment tax withholding requirements. Upon the exercise of an option under the Plan, the Company (if the option agreement so provides) may withhold from the shares being delivered to the optionee upon the exercise of the option such number of shares as is necessary to satisfy any applicable tax withholding requirements (based on the fair market value of the Common stock at the time of exercise).

22. Effective Date and Duration of the Plan.

(a) Effective Date. The Plan shall become effective when adopted by the Board of Directors, but any option granted under the Plan to an officer or director of the Company shall be null and void unless the Plan shall have been approved by the Company’s shareholders by April 21, 1988. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section 20) shall become effective when adopted by the Board of Directors, but any option granted to an officer or director of the Company after the date of such amendment shall be null and void (to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee) unless such amendment shall have been approved by the Company’s shareholders within one year of the date of such amendment. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

(b) Termination. Unless sooner terminated in accordance with Section 15, the Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of cancellation of options granted under the Plan. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

Adopted by the Board of Directors on April 21, 1987

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IOMEGA CORPORATION

SECOND AMENDED AND RESTATED

1995 DIRECTOR STOCK OPTION PLAN

(as amended through February 2, 1999, and

adjusted for stock splits through September 28, 2001)

1. PURPOSE

The purpose of this 1995 Director Stock Option Plan (the “Plan”) of Iomega Corporation (the “Company”) is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company’s continued progress and thus to provide them with a further incentive to continue as directors of the Company.

2. ADMINISTRATION

(a) The Board of Directors, or a Committee (the “Committee”) consisting of two or more directors of the Company, shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic in accordance with Section 5. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Board of Directors or the Committee, and such determination shall be final and binding upon all persons having an interest in the Plan.

(b) The Plan is intended to comply with all applicable conditions of Rule 16b-3 or its successors under Section 16 of the Securities Exchange Act of 1934, as amended (“Rule 16b-3”). To the extent any provision of the Plan or action by the Board of Directors fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board of Directors.

3. PARTICIPATION IN THE PLAN

Directors of the Company who are not employees of the Company or any subsidiary of the Company shall be eligible to participate in the Plan.

4. STOCK SUBJECT TO THE PLAN

(a) The maximum number of shares which may be issued under the Plan shall be 480,000 shares of the Company’s Common Stock, subject to adjustment as provided in Section 9 of the Plan.

(b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.

(c) All options granted under the Plan shall be nonstatutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date and as it may be amended from time to time (the “Code”).

(d) Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

5. TERMS, CONDITIONS AND FORM OF OPTIONS

Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors or Committee shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

(a) OPTION GRANTS. Each person who first becomes a non-employee director from and after April 22, 1997 shall be granted:

(x) an option to purchase (i) if such person first becomes a non-employee director prior to the Company’s 1998 Annual Meeting of Stockholders, 8,000 shares of Common Stock on the date that he/she is first elected to serve as such a director (“Initial Option Date”) and 2,000 shares of Common Stock on the date of the Company’s 1998 Annual Meeting of Stockholders (with such 2,000-share grant to vest in accordance with the vesting schedule contained in, and to have the same term as, the 8,000-share grant) or (ii) if such person first becomes a non-employee director at or after the Company’s 1998 Annual Meeting of Stockholders, 10,000 shares of Common Stock on the Initial Option Date; and

(y) an annual option to purchase 2,000 shares of Common Stock on each anniversary of the Initial Option Date after the full vesting of such director’s initial option grant has occurred, provided that he/she is then continuing to serve as a director. Each person who was serving as a non-employee director on April 21, 1997 shall be granted an annual option to purchase 2,000 shares of Common Stock on April 22, 1997 and on each April 22 thereafter that such person continues to serve as a director; provided that no such option will be granted to a non-employee director on a scheduled date of grant if on such scheduled date of grant the option granted to such non-employee director prior to April 22, 1997 is not fully vested.

(b) OPTION EXERCISE PRICE. The option exercise price for each option granted under the Plan after February 2, 1999 shall equal the average of the high and low selling prices of the Company’s Common Stock on the New York Stock Exchange on the date of grant of such option.

(c) TRANSFERABILITY OF OPTIONS. Each option granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by the optionee; provided, however, that any option may be transferred by a director to any member of his/her immediate family (spouse, children, parents, grandchildren, grandparents and siblings), to a trust for any such family member or as a charitable gift to any charitable organization, person or entity. Subject to the foregoing proviso, no option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during the optionee’s lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

(d) TERM OF OPTIONS. No option shall be exercisable after the expiration of ten (10) years from the date upon which such option is granted. Each option shall be subject to termination before its date of expiration as hereinafter provided.

(e) EXERCISE OF OPTIONS. Options shall be exercisable, on a cumulative basis, in five equal annual installments, commencing as to one-fifth of the shares on the earlier of (i) the first anniversary of the grant date or (ii) in the case of any director who is retiring from the Board of Directors at the end of his term, if the Annual Meeting of the Company for the year during which the first anniversary of the date of grant occurs is held no more than eight days prior to such anniversary date, on the date immediately prior to the date of such Annual Meeting and the remaining four annual installments on each of the four succeeding anniversaries of the grant date (or, in each case with

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respect to any director who is retiring from the Board of Directors at the end of his term, on the date immediately prior to the date of the Annual Meeting of the Company for the year in which such anniversary date occurs, if, but only if, such Annual Meeting is held no more than eight days prior to the applicable anniversary date). If the optionee ceases to be a director, his/her options or any unexercised portion thereof which was vested and exercisable on the date of termination of the director’s service shall terminate unless exercised within a period of 90 days after the date on which the director ceased to be a director, but in no event after the expiration of ten years from the grant date. Any such exercise may be made only to the extent of the number of shares subject to the option which are exercisable on the date of such termination except as otherwise provided in the case of death of disability. Notwithstanding the foregoing, if the director ceases to be a director by reason of (i) death, (ii) disability or (iii) the director’s resignation or decision not to stand for re-election at 55 or older following five years of service as a director, the period during which then vested, exercisable options may be exercised shall be two years rather than 90 days (but not after the tenth anniversary of the grant date). In addition, if a director’s service is terminated by reason of death or disability, all then unvested options shall automatically vest and become immediately exercisable in full.

(f) PAYMENT OF EXERCISE PRICE. Options may be exercised only by written notice to the Company at its principal office accompanied by (i) payment in cash or by certified or bank check of the full consideration for the shares as to which they are exercised, (ii) delivery of outstanding shares of the Company’s Common Stock (which, in the case of shares acquired from the Company, have been outstanding for at least six months) having a fair market value on the last business day preceding the date of exercise equal to the option exercise price, (iii) any combination of (i) and (ii), or (iv) an irrevocable undertaking, in a form satisfactory to the Company, by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions, in a form satisfactory to the Company, by the option holder to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price.

(g) EXERCISE BY REPRESENTATIVE FOLLOWING DEATH OF DIRECTOR. A director, by written notice to the Company, may designate one or more persons (and from time to time change such designation) including his/her legal representative, who, by reason of his/her death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

(h) MONTHLY OPTION GRANTS. At the discretion of the Board of Directors or the Committee, in lieu of any option to be granted pursuant to section 5(a) (the “Replaced Option”), the Board of Directors or the Committee may, upon request of the optionee made no later than the time of grant, provide for the granting of a series of monthly option grants over a number of months (which may range from 2 to 24) determined by the Board of Directors or the Committee. The first such monthly options shall be granted on the date on which the Replaced Option would have been granted and the subsequent monthly options will be granted on the comparable day in each successive month during the period of months over which such series shall be granted. The terms of such monthly options shall be the same as those of the options granted under Section 5(a), with the following exceptions:

(i) the number of shares subject to each monthly option in the series shall equal the number of shares which would have been covered by the Replaced Option divided by the number of monthly periods (which may range from 2 to 24) determined by the Board of Directors or the Committee (subject to adjustment to eliminate fractional shares);

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(ii) the option exercise price for each such monthly option shall equal the average of the high and low selling prices of the Company’s Common Stock on the New York Stock Exchange on the date of grant of such monthly option;

(iii) all monthly options shall terminate ten years after the date of grant of the first monthly option in the applicable series (the “Initial Monthly Option”);

(iv) the vesting of each such monthly option shall be determined with reference to the date of grant of the Initial Monthly Option (and if the date of grant of a monthly option is on or after a vesting date of the Initial Monthly Option, such monthly option shall be exercisable upon grant to the same extent as the Initial Monthly Option is then exercisable);

(v) if the optionee ceases to serve as a Director prior to the date of grant of any monthly option in the applicable series:

(x) if the Director’s service is terminated by reason of death or disability, then (1) on the next scheduled monthly grant date, the Company shall grant to the Director one fully vested option for all the shares that would have been covered by the options that remained issuable under the applicable series of grants and (2) all prior monthly options shall automatically become exercisable in full; or

(y) if the Director’s service is terminated other than by reason of death or disability, then (1) no further monthly grants shall be made and (2) the vesting of all previously granted monthly options shall be accelerated (on a pro rata basis) such that the number of shares for which such monthly options are exercisable as of such termination of service is equal to the number of shares for which the Replaced Option would have been exercisable as of such termination of service; and

(vi) in the event of a Change of Control, (x) the Company shall, immediately prior to such Change of Control, grant to the Director an option for all the shares that would have been covered by the Monthly Options that remained issuable under the applicable series of grants and (y) the vesting of all Monthly Options shall be accelerated to the extent required so that the Director is entitled to purchase, in total, the number of shares he or she would have been vested in, pursuant to Section 10 (“Change of Control”), had the Replaced Option been granted in accordance with Section 5(a).

6. ASSIGNMENTS

The rights and benefits under the Plan may not be assigned except as provided in subsections (c) and (g) of Section 5.

7. TIME FOR GRANTING OPTIONS

All options for shares subject to the Plan shall be granted, if at all, not later than ten (10) years after the approval of the Plan by the Company’s stockholders.

8. LIMITATION OF RIGHTS

(a) NO RIGHT TO CONTINUE AS A DIRECTOR. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time, or at any particular rate of compensation.

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(b) NO STOCKHOLDER’S RIGHTS AS OPTION HOLDERS. An optionee shall have no rights as a stockholder with respect to the shares covered by such person’s options until the date of the issuance to such person of a stock certificate therefor, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

(c) COMPLIANCE WITH SECURITIES LAWS. Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition to, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction or such condition shall have been effected or obtained on conditions acceptable to the Board of Directors.

9. CHANGES IN COMMON STOCK

If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or if additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution or transaction with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment shall automatically be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan, (iii) the number and kind of shares or other securities subject to options to be granted under Section 5 of the Plan, and (iv) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. No fractional shares will be issued under the Plan on account of any such adjustments.

10. CHANGE OF CONTROL

In the event of a Change of Control, one-half of the outstanding options granted under the Plan which are not, by their terms, then exercisable, shall become immediately exercisable. All options which are not exercised at or prior to the occurrence of the Change of Control shall terminate immediately upon consummation of the Change of Control. A Change of Control will occur if and when any of the following events occurs or the Company enters into an agreement with respect to any of such events: (a) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (b) any sale of all or substantially all of the assets of the Company; or (c) the acquisition of “beneficial ownership” (as defined in rule 13d-3 under the Exchange Act) of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities (other than through a merger or consolidation or an acquisition of securities directly from the Company) by any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

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11. AMENDMENT OF THE PLAN

The Board of Directors or Committee may suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company no revision or amendment shall change the number of shares subject to the Plan (except as provided in Section 9), change the designation of the class of directors eligible to receive options, or materially increase the benefits accruing to participants under the Plan. Notwithstanding the foregoing, with respect to any option issued or issuable in accordance with Section 5(h), the Board shall not suspend, discontinue, revise or amend the Plan or any outstanding option in a manner which materially and adversely affects the rights of a director under Section 5(h) without the consent of the affected director.

12. NOTICE

Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received.

13. GOVERNING LAW

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

Approved by the Board of Directors – January 26, 1995

Approved by the Shareholders – April 25, 1995

Amended by Board of Directors – February 2, 1999

(And as adjusted for all stock splits through September 28, 2001)

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PROXY	IOMEGA CORPORATION	PROXY

Proxy for the Annual Meeting of Stockholders to be held on May 25, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF IOMEGA

The undersigned, revoking all prior proxies, hereby appoint(s) Werner T. Heid, Thomas D. Kampfer, and Barry Zwarenstein and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of common stock of Iomega Corporation that the undersigned would be entitled to vote if personally present at Iomega’s 2004 Annual Meeting of Stockholders to be held at the Doubletree Hotel San Diego/Del Mar, 11915 El Camino Real, San Diego, California 92130 on Tuesday, May 25, 2004, at 10:00 a.m., local time, and at any adjournment thereof.

(Continued And To Be Signed On The Other Side)

☒ Please mark your vote as in this example.

		FOR all nominees	WITHHOLD AUTHORITY to vote for all nominees
1.	To elect six directors listed at right as directors (except as marked below):	☐	☐	Robert P. Berkowitz Bruce B . Darling Stephen N. David Margaret L. Hardin Werner T. Heid John E. Nolan

	For all nominees except the following: (to withhold authority to vote for one or more nominees, write the nominee’s names below:	☐

		FOR	AGAINST	ABSTAIN
2.	To amend the 1987 Stock Option Plan	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	To amend the Second Amended and Restated 1995 Director Stock Option Plan	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment of the meeting.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder(s). If no direction is given, this proxy will be voted FOR Proposals 1 through 3. Attendance of the undersigned at the meeting or any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or affirmatively indicate the intent to vote in person.

SIGNATURE: DATE , 2004	SIGNATURE: DATE , 2004

NOTE: Please sign exactly as name appears on this card. When shares are held by joint owners, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation or a partnership, sign by authorized person.